--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-1A
                   REGISTRATION STATEMENT (NO. 2-27203) UNDER
                           THE SECURITIES ACT OF 1933
                          PRE-EFFECTIVE AMENDMENT NO.

                        POST-EFFECTIVE AMENDMENT NO. 57

                                      AND

              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940

                                AMENDMENT NO. 57

                          VANGUARD EXPLORER FUND, INC.
      (EXACT NAME OF REGISTRANT AS SPECIFIED IN ARTICLES OF INCORPORATION)

                     P.O. BOX 1100, VALLEY FORGE, PA 19482
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                  REGISTRANT'S TELEPHONE NUMBER (610) 669-1000

                              PAULINE C. SCALVINO

                                  P.O. BOX 876
                             VALLEY FORGE, PA 19482

               IT IS PROPOSED THAT THIS FILING BECOME EFFECTIVE:

          on February 21, 1997, pursuant to paragraph (a) of Rule 485.


                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
  As soon as practicable after this Registration Statement becomes effective.


     THE REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OF SECURITIES UNDER THE SECURITIES ACT OF 1933 PURSUANT TO RULE 24F-2 OF THE INVESTMENT COMPANY ACT OF 1940. REGISTRANT FILED ITS RULE 24F-2 NOTICE FOR ITS FISCAL YEAR ENDED OCTOBER 31, 1996, WITH THE COMMISSION ON DECEMBER 30, 1996.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          VANGUARD EXPLORER FUND, INC.

                             CROSS REFERENCE SHEET

                         FORM N-1A
                        ITEM NUMBER                                   LOCATION IN PROSPECTUS
    Item 1.   Cover Page....................................   Cover Page
    Item 2.   Synopsis......................................   Not Applicable
    Item 3.   Condensed Financial Information...............   Financial Highlights; Yield and Total
                                                               Return Disclosure
    Item 4.   General Description of Registrant.............   Investment Strategies; Investment
                                                               Policies; General Information; Who
                                                               Should Invest; Investment
                                                               Limitations; Implementation of
                                                               Policies; Investment Performance
    Item 5.   Management of the Fund........................   Management of the Fund; The Fund and
                                                               Vanguard; The Fund's Investment
                                                               Adviser
    Item 6.   Capital Stocks and Other Securities...........   Investing with Vanguard; Buying
                                                               Shares; Redeeming Shares; The Share
                                                               Price; Dividends, Capital Gains and
                                                               Taxes; General Information
    Item 7.   Purchase of Securities Being Offered..........   Cover Page; Investing with Vanguard;
                                                               Buying Shares
    Item 8.   Redemption or Repurchase......................   Redeeming Your Shares
    Item 9.   Pending Legal Proceedings.....................   Not Applicable

                         FORM N-1A                                     LOCATION IN STATEMENT
                        ITEM NUMBER                                  OF ADDITIONAL INFORMATION
   Item 10.   Cover Page....................................   Cover Page
   Item 11.   Table of Contents.............................   Cover Page
   Item 12.   General Information and History...............   Investment Objective and Policies
   Item 13.   Investment Objectives and Policies............   Investment Objective and Policies;
                                                               Investment Limitations
   Item 14.   Management of the Fund........................   Investment Advisory Services;
                                                               Directors and Officers
   Item 15.   Control Persons and Principal Holders of
              Securities....................................   Not Applicable
   Item 16.   Investment Advisory and Other Services........   Investment Advisory Services
   Item 17.   Brokerage Allocation..........................   Portfolio Transactions
   Item 18.   Capital Stock and Other Securities............   Financial Statements
   Item 19.   Purchase, Redemption and Pricing of Securities
              Being Offered.................................   Purchase of Shares; Redemption of
                                                               Shares; Financial Statements
   Item 20.   Tax Status....................................   Not Applicable
   Item 21.   Underwriters..................................   Not Applicable
   Item 22.   Calculations of Yield Quotations of Money
              Market Fund...................................   Not Applicable
   Item 23.   Financial Statements..........................   Financial Statements

                                          VANGUARD
                                          EXPLORER FUND

                                          Prospectus
                                          February 21, 1997



This prospectus contains financial data for the Fund through the fiscal year ended October 31, 1996.

                                          [THE VANGUARD GROUP LOGO]

CONTENTS
Fund Expenses                                      2
Financial Highlights                               3
A Word About Risk                                  4
The Fund's Objective                               4
Who Should Invest                                  4
Investment Strategies                              5
Investment Policies                                8
Investment Limitations                             9
Investment Performance                             9
Share Price                                       10
Dividends, Capital Gains, and Taxes               10
The Fund and Vanguard                             11
Investment Advisers                               11
General Information                               13
Investing with Vanguard                           14
Services and Account Features                     14
Types of Accounts                                 15
Distribution Options                              16
Buying Shares                                     16
Redeeming Shares                                  18
Fund and Account Updates                          20
Prospectus Postscript                             22
Risk Quiz                                         23
An Investment Primer                              24
Glossary                           Inside Back Cover


VANGUARD EXPLORER FUND                    An Aggressive Growth Stock Mutual Fund


INVESTMENT OBJECTIVE AND POLICIES
Vanguard Explorer Fund, Inc. (the "Fund") is an open-end, diversified investment company, or mutual fund.

   The Fund seeks to provide long-term capital growth by investing mainly in the equity securities of small companies (that is, the median market value of companies' outstanding shares will be between $250 million and $750 million. By comparison, the median market value of the companies in the Russell 2000 Index is approximately $550 million). These companies tend to be unseasoned but are considered by the Fund's advisers to have superior growth potential.

   IT IS IMPORTANT TO NOTE THAT THE FUND'S SHARES ARE NOT GUARANTEED OR INSURED BY THE FDIC OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. AS WITH ANY INVESTMENT IN COMMON STOCKS, WHICH ARE SUBJECT TO WIDE FLUCTUATIONS IN MARKET VALUE, YOU COULD LOSE MONEY BY INVESTING IN THE FUND.

FEES AND EXPENSES
Vanguard Explorer Fund is offered on a no-load basis, which means that you pay no sales commissions or 12b-1 marketing fees. You will, however, incur expenses for investment advisory, management, administrative, and distribution services, which are included in the Fund's expense ratio.

ADDITIONAL INFORMATION ABOUT THE FUND
A Statement of Additional Information (dated February 21, 1997) containing more information about the Fund is, by reference, part of this prospectus and may be obtained without charge by writing to Vanguard or by calling our Investor Information Department at 1-800-662-7447.

WHY READING THIS PROSPECTUS IS IMPORTANT
This prospectus explains the objective, risks, and strategies of Vanguard Explorer Fund. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk" explanations along the way. Reading the prospectus will help you to decide whether the Fund is the right investment for you. We suggest that you keep it for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND PROFILE                                              Vanguard Explorer Fund

WHO SHOULD INVEST (page 4)

- Investors seeking an aggressive growth stock mutual fund as part of a balanced and diversified investment program.
- Investors seeking growth of their capital over the long term -- at least five years or longer.

WHO SHOULD NOT INVEST

-  Investors seeking dividend income.
- Investors unwilling to accept significant, sometimes sharp, fluctuations in share price.

RISKS OF THE FUND (pages 4 - 8)

The Fund's total return will fluctuate within a wide range, so an investor could lose money over short or even extended periods. The Fund is also subject to manager risk (the chance that poor security selection will cause it to lag the stock market as a whole) and, as an aggressive growth stock fund, objective risk (the chance that returns from stocks of small or emerging companies will trail returns from the overall stock market). The Fund can also invest a portion of its assets in foreign securities; for more on the risks of international investing, see page 8.

DIVIDENDS AND CAPITAL GAINS (page 10)

Paid annually in December.

INVESTMENT ADVISERS (page 11)

The Fund employs a multi-adviser approach:
-  Granahan Investment Management, Inc., Waltham, MA.
-  Wellington Management Company, LLP, Boston, MA.

INCEPTION DATE: December 11, 1967

NET ASSETS AS OF 10/31/96: $2.19 billion

FUND'S EXPENSE RATIO FOR THE
YEAR ENDED 10/31/96: 0.63%

LOADS, 12b-1 MARKETING FEES: None

SUITABLE FOR IRAs: Yes

MINIMUM INITIAL INVESTMENT: $3,000; $1,000 for IRAs and custodial accounts for minors

NEWSPAPER ABBREVIATION: Explr

VANGUARD FUND NUMBER: 024

ACCOUNT FEATURES (page 14)
-  Telephone Redemption
-  Vanguard Direct Deposit Service(SM)
-  Vanguard Automatic Exchange Service(SM)
-  Vanguard Fund Express(R)
-  Vanguard Dividend Express(SM)

AVERAGE ANNUAL TOTAL RETURN --
PERIODS ENDED OCTOBER 31, 1996

                                          1 YEAR         5 YEARS        10 YEARS
                                          ------         -------        --------
Explorer Fund                              18.0%           14.9%           12.4%
Russell 2000 Index                         16.6            14.8            11.3

QUARTERLY RETURNS (%) 1987 - 1996 (intended to show volatility of returns)

                                   [   GRAPH   ]

In evaluating past performance, remember that it is not indicative of future performance and that returns from stocks before adjusting for inflation were relatively high during the periods shown. Performance figures include the reinvestment of any dividends and capital gains distributions. The returns are net of expenses, but they do not reflect income taxes an investor would have incurred. Note, too, that both the return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.

                                PLAIN TALK ABOUT
                             THE COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with buying, selling, or exchanging shares. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in fund expenses can, over time, have a dramatic impact on a fund's performance.

                                PLAIN TALK ABOUT
                                  FUND EXPENSES

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard Explorer Fund's expense ratio in fiscal year 1996 was 0.63%, or $6.30 per $1,000 of average net assets. The average aggressive growth equity mutual fund had expenses in 1996 of 1.23%, or $12.30 per $1,000 of average net assets, according to Lipper Analytical Services, Inc., which reports on the mutual fund industry.

FUND EXPENSES

The examples below are designed to help you understand the various costs you would bear, directly or indirectly, as an investor in the Fund.

   As noted in this table, you do not pay fees of any kind when you buy, sell, or exchange shares of the Fund:


SHAREHOLDER TRANSACTION EXPENSES

Sales Load Imposed on Purchases:                            None
Sales Load Imposed on Reinvested Dividends:                 None
Redemption Fees:                                            None
Exchange Fees:                                              None

   The next table illustrates the operating expenses that you would incur as a shareholder of the Fund. These expenses are deducted from the Fund's income before it is paid to you. Expenses include investment advisory fees as well as the costs of administering the Fund, maintaining accounts, providing shareholder services, and other activities. The expenses shown in the table are for the fiscal year ended October 31, 1996.

ANNUAL FUND OPERATING EXPENSES

Management and Administrative Expenses:                    0.35%
Investment Advisory Expenses:                              0.25%
12b-1 Marketing Fees:                                       None
Other Expenses

   Marketing and Distribution Costs:                0.02%
   Miscellaneous Expenses (e.g., Taxes, Auditing):  0.01%
                                                    ----

Total Other Expenses:                                      0.03%
                                                           ----
   TOTAL OPERATING EXPENSES (EXPENSE RATIO):               0.63%
                                                           ====

   The following example illustrates the hypothetical expenses that you would incur on a $1,000 investment over various periods. The example assumes (1) that the Fund provides a return of 5% a year and (2) that you redeem your investment at the end of each period.

            ------------------------------------------
            1 YEAR      3 YEARS    5 YEARS    10 YEARS
            ------------------------------------------
              $6          $20        $35         $79

THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE, WHICH MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

The Fund began fiscal 1996 with a net asset value (price) of $51.05 per share. During the year, the Fund earned $0.26 per share from investment income (interest and dividends) and $8.37 per share from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them. Of those total earnings of $8.63 per share, $4.24 was returned to shareholders in the form of distributions ($0.24 in dividends, $4.00 in capital gains). The earnings ($8.63 per share) less distributions ($4.24 per share) resulted in a share price of $55.44 at the end of the year, an increase of $4.39 per share (from $51.05 at the beginning of the period to $55.44 at the end of the period). Assuming that the shareholder had reinvested the distribution in the purchase of more shares, the total return from the Fund was 17.97% for the year.

   As of October 31, 1996, the Fund had $2.19 billion in net assets; an expense ratio of 0.63% ($6.30 per $1,000 of net assets); and net investment income amounting to 0.51% of its average net assets. It sold and replaced securities valued at 51% of its average net assets.

FINANCIAL HIGHLIGHTS

The following financial highlights table shows the results for a share outstanding for each of the last ten years ended October 31, 1996. The data has been audited by Price Waterhouse LLP, independent accountants. You should read this information in conjunction with the Fund's financial statements and accompanying notes, which appear, along with the audit report from Price Waterhouse, in the Fund's most recent Annual Report to shareholders. The Financial Statements are incorporated by reference in the Statement of Additional Information and in this prospectus, and contains a more complete discussion of the Fund's performance. You may have the report sent to you without charge by writing to Vanguard or by calling our Investor Information Department.

-------------------------------------------------------------------------------------------------------------------
                                                       YEAR ENDED OCTOBER 31,
                          -----------------------------------------------------------------------------------------
                           1996     1995     1994     1993     1992     1991      1990     1989     1988    1987
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD      $51.05   $45.99   $49.37   $41.32   $36.75   $22.62    $30.76   $29.64   $25.06   $31.59
                          ------   ------   ------   ------   ------   ------    ------   ------   ------   ------
INVESTMENT OPERATIONS
 Net Investment Income      0.26     0.24     0.16     0.14     0.15      0.26     0.31     0.39     0.27     0.09
 Net Realized and
  Unrealized Gain (Loss)
  on Investments            8.37     7.25     1.77     8.91     4.59     14.21    (7.07)    2.64     6.38    (3.33)
                          ------   ------   ------   ------   ------   -------    -----   ------   ------   ------
  TOTAL FROM INVESTMENT
   OPERATIONS               8.63     7.49     1.93     9.05     4.74     14.47    (6.76)    3.03     6.65    (3.24)
------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net
  Investment Income        (0.24)   (0.17)   (0.14)   (0.1 3)  (0.26)    (0.34)   (0.37)   (0.32)   (0.11)   (0.02)
 Distributions from
  Realized Capital Gains   (4.00)   (2.26)   (5.17)   (0.78)      --        --    (1.01)   (1.59)   (1.96)   (3.27)
                          ------   ------   ------   -------    -----   -------    -----   ------   ------   ------
  TOTAL DISTRIBUTIONS      (4.24)   (2.43)   (5.31)   (0.91)   (0.26)    (0.34)   (1.38)   (1.91)   (2.07)   (3.29)
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 END OF PERIOD            $55.44   $51.05   $45.99   $49.37   $41.23    $36.75   $22.62   $30.76   $29.64   $25.06
==================================================================================================================
TOTAL RETURN               17.97%   17.46%    4.49%   22.28%   12.95%    64.64%  -22.92%   10.95%   28.73%  -11.42%
==================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of
 Period (Millions)        $2,186   $1,476   $1,112   $  802    $ 519    $  381   $  207   $  270   $  266   $  210
Ratio of Expenses to
 Average Net Assets         0.63%    0.68%    0.70%    0.73%    0.69%     0.56%    0.67%    0.58%    0.65%    0.62%
Ratio of Net Investment
 Income to Average
 Net Assets                 0.51%    0.52%    0.39%    0.32%    0.38%     0.85%    1.11%    1.24%    0.99%    0.28%
Portfolio Turnover Rate       51%      66%      82%      51%     43%       49%       46%      16%      28%       9%
Average Commission
 Rate Paid                $.0424      N/A       N/A     N/A      N/A       N/A      N/A      N/A      N/A      N/A
-------------------------------------------------------------------------------------------------------------------

   From time to time, the Vanguard funds advertise yield and total return figures. Yield is an historical measure of dividend income, and total return is a measure of past dividend income (assuming that it has been reinvested) and capital appreciation. Neither yield nor total return should be used to predict the future performance of a fund.

                                PLAIN TALK ABOUT
                          GROWTH FUNDS AND VALUE FUNDS

Growth investing and value investing are two styles employed by stock fund managers. Growth funds generally focus on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Value funds generally emphasize companies that, considering their assets and earnings history, are attractively priced; these companies often pay regular dividend income to shareholders. Growth and value stocks have, in the past, produced similar long-term returns, though each has periods when it outperforms the other. In general, growth funds appeal to investors who will accept more volatility in hope of a greater increase in share price, while value funds are appropriate for investors who want dividend income and the potential for capital gains but are less tolerant of share-price fluctuations.

================================================================================
A WORD ABOUT RISK

This prospectus describes the risks you will face as an investor in Vanguard Explorer Fund. It is important to keep in mind one of the main axioms of investing: the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. However, as you consider an investment in Vanguard Explorer Fund, you should take into account your personal tolerance for the daily fluctuations of the stock market.

   Look for this "warning flag" symbol [WARNING FLAG] throughout the prospectus. It is used to mark detailed information about each type of risk that you, as a shareholder of the Fund, will confront.

================================================================================
THE FUND'S OBJECTIVE

Vanguard Explorer Fund seeks to provide long-term growth of capital. This objective is fundamental, which means that it cannot be changed unless a majority of shareholders vote to do so.

[WARNING FLAG]  BECAUSE OF THE SEVERAL TYPES OF RISK DESCRIBED ON THE FOLLOWING
                PAGES, YOUR INVESTMENT IN THE FUND, AS WITH ANY INVESTMENT IN COMMON STOCKS, COULD LOSE MONEY.

                                PLAIN TALK ABOUT
                           INVESTING FOR THE LONG TERM

Vanguard Explorer Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term fluctuations in the stock market.

WHO SHOULD INVEST

The Fund may be a suitable investment for you if:

- You wish to add an aggressive growth stock fund to your existing holdings, which could include other stock -- as well as bond, money market, and tax-exempt -- investments.
- You are seeking maximum growth of capital over the long term -- five years or longer.
-  You are looking for a fund that focuses on small and/or emerging companies.
-  You are not looking for dividend income.
-  You characterize yourself as "aggressive."

   This Fund is not an appropriate investment if you are a market-timer. Investors who engage in excessive in-and-out trading activity generate additional costs that are borne by all of the Fund's shareholders. To minimize such costs, which reduce the ultimate returns achieved by you and other shareholders, the Fund has adopted the following policies:

- The Fund reserves the right to reject any purchase request -- including exchanges from other Vanguard Funds -- that it regards as disruptive to the efficient management of the Fund. This could be because of the timing of the investment or because of a history of excessive trading by the investor.
- There is a limit on the number of times you can exchange into or out of the Fund (see "Redeeming Shares" in the INVESTING WITH VANGUARD section).
-  The Fund reserves the right to stop offering shares at any time.

                                PLAIN TALK ABOUT
                             COSTS AND MARKET TIMING

Some investors try to profit from "market timing" -- switching money into investments when they expect prices to rise, and taking money out when they expect the market to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who did not generate the costs. Therefore, the Fund discourages short-term trading by, among other things, limiting the number of exchanges it permits.


INVESTMENT STRATEGIES

This section explains how Vanguard Explorer Fund's investment advisers pursue the objective of long-term capital growth. It also explains several important risks faced by investors in the Fund. Unlike the Fund's investment objective, these investment strategies are not fundamental and can be changed by the Fund's Board of Directors without shareholder approval. However, before making any important change in its strategies, the Fund will give shareholders 30-days notice in writing.

                                PLAIN TALK ABOUT
                    LARGE-CAP, MID-CAP, AND SMALL-CAP STOCKS

Stocks of publicly traded companies -- and mutual funds that hold these stocks -- can be classified by the companies' market value, or capitalization. Vanguard defines large-capitalization, or large-cap, funds as those holding stocks of companies with an average total market value of their outstanding shares exceeding $5 billion. Mid-cap funds hold stocks of companies with an average market value between $1 billion and $5 billion. Small-cap funds hold stocks of companies with an average market value of less than $1 billion.

MARKET EXPOSURE

The Fund invests chiefly in the common stock of small-capitalization companies that offer strong growth potential with little or no dividend income. At times, the Fund may also invest in securities that are convertible into common stock.

[WARNING FLAG]  THE FUND IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY
                THAT STOCK PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN EXTENDED PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING STOCK PRICES AND PERIODS OF FALLING STOCK PRICES.

   To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns (dividend income plus change in market value) for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Composite Stock Price Index, a widely used barometer of stock market activity. Note that the returns shown do not include the costs of buying and selling stocks or any other expenses that a real-world investment portfolio would incur. Note, also, how the gap between the best and worst returns tends to narrow over the long term.

--------------------------------------------------------------------
                       U.S. STOCK MARKET RETURNS (1926 - 1996)
--------------------------------------------------------------------
                    1 YEAR        5 YEARS    10 YEARS    20 YEARS
--------------------------------------------------------------------
Best                   53.9%         23.9%       20.1%      16.9%
Worst                 -43.3         -12.5       - 0.9        3.1

Average                12.7          10.4        10.8       10.8

   The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 1996. For example, while the average return on stocks for all of the 5-year periods was 10.4%, returns for these 5-year periods ranged from a -12.5% average (from 1928 through 1932), to 23.9% (from 1951 through 1955). These average returns reflect past performance on common stocks and should not be regarded as an indication of future returns from either the stock market as a whole or this Fund in particular.

   Keep in mind that Vanguard Explorer Fund focuses on the stocks of smaller companies. Small-cap stocks have historically been more volatile than -- and at times have performed quite differently from -- the large-cap stocks found in the S&P 500 Index. This is due to several factors, including less-certain growth and dividend prospects for smaller companies. For these reasons and because Vanguard Explorer Fund does not hold the same securities held in the S&P 500 Index or any other market index, the performance of the Fund will not mirror the returns of any particular index.

[WARNING FLAG]  THE FUND IS SUBJECT TO OBJECTIVE RISK, WHICH IS THE POSSIBILITY
                THAT THE RETURNS FROM STOCKS OF SMALL COMPANIES WILL TRAIL RETURNS FROM THE OVERALL STOCK MARKET. AS A GROUP, THESE STOCKS TEND TO GO THROUGH CYCLES OF OUTPERFORMANCE AND UNDERPERFORMANCE IN COMPARISON TO COMMON STOCKS IN GENERAL. THESE CYCLES HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.

SECURITY SELECTION

In an attempt to ensure broad diversification, Explorer Fund employs two investment advisers, each of whom independently chooses and maintains a portfolio of common stocks for the Fund. Each adviser is responsible for investing a specific percentage of the Fund's assets. Before the Fund makes a significant change in an adviser's percentage, shareholders will receive 30-days notice, in writing.

   The two advisers employ active investment management methods, which means securities are bought and sold according to the advisers' judgments about companies and their financial prospects, and about the stock market and the economy in general.

   Each uses somewhat different processes to select securities for its portion of the Fund; however, each is committed to buying stocks of small companies that, in the adviser's opinion, have strong growth potential.

   Granahan Investment Management, Inc. (Granahan), which is responsible for roughly 53% of the Fund's assets, groups its securities into three categories as part of its selection process. The first category, Core Growth (which makes up 50% to 75% of Granahan's portion of the Fund's assets), emphasizes companies that produce a well-known or established product and, as a result, have a proven record of growth and a strong market position. The second category, Pioneers (10% to 25%), is comprised of companies that offer unique products or technologies that may lead to new products or expansion into new markets; these stocks are chosen based on Granahan's estimate of the company's growth potential compared to its market value. Finally, companies in the Special Value category (10% to 25%) do not have exceptional records of past growth, but are undervalued in the general marketplace; Granahan emphasizes those companies with expectations of future growth over a period of several years.

   Wellington Management Company, LLP (WMC), which is responsible for approximately 42% of the Fund's assets, uses traditional methods -- research and analysis -- to select stocks that it feels have exceptional growth potential. Often, however, WMC's portfolio of stocks will include value stocks as well as growth stocks.

   WMC constructs its portfolio on a stock-by-stock basis and continually monitors the portfolio so that a potential problem with a stock can be recognized before any harm is done to the Fund. To help protect against risk, the Fund holds a number of stocks within industries that the adviser finds attractive.

   The remaining 5% of Vanguard Explorer Fund's assets is held in cash reserves and managed, at no cost, by The Vanguard Group, Inc.

   The top ten holdings (which amounted to 10% of the Fund's total net assets) as of October 31, 1996, follow.

    1.  Air Express International Corp.
    2.  Dionex Corp.
    3.  Haemonetics Corp.
    4.  Newpark Resources, Inc.
    5.  Valmont Industries, Inc.
    6.  Encad, Inc.
    7.  Coachman Industries, Inc.
    8.  Catalina Marketing Corp.
    9.  Acxiom Corp.
   10.  Smith International, Inc.

                                PLAIN TALK ABOUT
                            PORTFOLIO DIVERSIFICATION

In general, the more diversified a fund's portfolio of stocks, the less likely that a specific stock's poor performance will hurt the fund. One measure of a fund's level of diversification is the percentage of total net assets represented by its ten largest holdings. The average U.S. equity mutual fund has about 25% of its assets invested in its ten largest holdings, while some less diversified mutual funds have more than 50% of their assets invested in the stocks of just ten companies.

   Keep in mind that, because the makeup of the Fund changes daily, this listing is only a "snapshot" at one point in time.

[WARNING FLAG]  THE FUND IS SUBJECT TO MANAGER RISK, WHICH IS THE POSSIBILITY
                THAT EITHER GRANAHAN OR WMC -- OR BOTH -- MAY DO A POOR JOB OF SELECTING STOCKS.

                                PLAIN TALK ABOUT
                               PORTFOLIO TURNOVER

Before investing in a mutual fund, you should review its portfolio turnover rate for an indication of the potential effect of transaction costs on the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high portfolio turnover rates may be more likely than low-turnover funds to generate capital gains that must be distributed to shareholders as taxable income. The average turn-over rate for actively managed funds investing in common stocks is about 78%.


PORTFOLIO TURNOVER

Although the Fund generally seeks to invest for the long term, it retains the right to sell securities regardless of how long they have been held. The Fund's average turnover rate for the past ten years has been about 44%. (A turnover rate of 100% would occur, for example, if the Fund sold and replaced securities valued at 100% of its total net assets within a one-year period.)

                                PLAIN TALK ABOUT
                      THE RISKS OF INTERNATIONAL INVESTING

Because foreign stock markets operate differently from the U.S. market, Americans investing abroad will encounter risks not typically associated with U.S. companies. For instance, foreign countries are not subject to the same accounting, auditing, and financial reporting standards and practices as U.S. companies, and may not be as liquid as similar U.S. companies. In addition, foreign stock exchanges, brokers, and companies generally have less government supervision and regulation than in the U.S. These factors, among others, could negatively impact the returns Americans receive from a foreign investment. For more information about foreign investment risk, see the Statement of Additional Information.

INVESTMENT POLICIES

Besides investing in stocks of small or emerging companies, Vanguard Explorer Fund may follow a number of investment policies to achieve its objective.

   The Fund may invest as much as 20% of its assets in foreign securities. These securities can be traded in either U.S. or foreign markets.

[WARNING FLAG]  BECAUSE OF ITS FOREIGN INVESTMENTS, THE FUND IS SUBJECT TO
                COUNTRY RISK AND CURRENCY RISK. COUNTRY RISK IS THE POSSIBILITY THAT POLITICAL EVENTS (SUCH AS A WAR), FINANCIAL PROBLEMS (SUCH AS GOVERNMENT DEFAULT), OR NATURAL DISASTERS (SUCH AS AN EARTHQUAKE) WILL WEAKEN A COUNTRY'S ECONOMY AND CAUSE INVESTMENTS IN THAT COUNTRY TO LOSE MONEY. CURRENCY RISK IS THE POSSIBILITY THAT A "STRONGER" U.S. DOLLAR WILL REDUCE RETURNS FOR AMERICANS INVESTING OVERSEAS. GENERALLY, WHEN THE DOLLAR RISES IN VALUE AGAINST A FOREIGN CURRENCY, YOUR INVESTMENT IN THAT COUNTRY LOSES VALUE BECAUSE ITS CURRENCY IS WORTH FEWER U.S. DOLLARS.

   The Fund may invest up to 15% of its assets in restricted securities with limited marketability or other illiquid securities.

                                PLAIN TALK ABOUT
                                   DERIVATIVES

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Futures and options are derivatives that have been trading on regulated exchanges for more than two decades. These "traditional" derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. It is these characteristics that differentiate futures and options from the relatively new, exotic types of derivatives -- some of which can carry considerable risks.

   The Fund may also invest in derivatives.

[WARNING FLAG]  THE FUND RESERVES THE RIGHT TO INVEST, TO A LIMITED EXTENT, IN
                STOCK FUTURES AND OPTIONS CONTRACTS, WHICH ARE TRADITIONAL TYPES OF DERIVATIVES.

   Losses (or gains) involving futures can sometimes be substantial -- in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a portfolio. The Fund will not use futures and options for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. Rather, the Fund will keep separate cash reserves or short-term cash-equivalent securities in the amount of the obligation underlying the futures or options contract. Only a limited percentage of the Fund's total assets -- 5% -- may be applied to futures contract deposits and no more than 20% may be committed to such contracts.

   The reasons for which the Fund will invest in futures and options are:

- To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.
-  To make it easier to trade.
- To reduce costs by buying futures instead of actual stocks when futures are cheaper.

   The Fund will usually hold only a small percentage of its assets in cash reserves, although if an investment adviser believes that market conditions warrant a temporary defensive measure, the Fund may hold cash reserves without limit.

                                PLAIN TALK ABOUT
                                  CASH RESERVES

With mutual funds, holding cash reserves -- or "cash" -- does not mean literally that the fund holds a stack of currency. Rather, cash reserves also refer to short-term, interest-bearing securities that can easily and quickly be converted to cash, as described in the prospectus glossary. (Most mutual funds hold at least a small percentage of assets in cash to accommodate shareholder redemptions.) While some equity funds strive to keep cash levels at a minimum and to always remain fully invested in stocks, other equity funds allow investment advisers to hold up to 20% or more of a fund's assets in cash reserves.

INVESTMENT LIMITATIONS

To reduce risk and maintain diversification, the Fund has adopted limits on some of its investment policies. Specifically, the Fund will not:

-  Invest more than 25% of its assets in any one industry.
- Borrow money, except for temporary emergency purposes, in an amount that will exceed 15% of its assets. If the Fund borrows more than 5% of its assets, it will stop making investments.

   With respect to 75% of its assets, the Fund will not:

-  Invest more than 5% in the securities of any one company.
-  Buy more than 10% of the outstanding voting shares of any company.

   The limitations listed in this prospectus and in the Statement of Additional Information are fundamental and may be changed only by approval of a majority of the Fund's shareholders.

                                PLAIN TALK ABOUT
                                PAST PERFORMANCE

Whenever you see information on a fund's performance, do not consider the figures to be an indication of the performance you could expect by making an investment in the fund today. The past is an imperfect guide to the future; history does not repeat itself in neat, predictable patterns.

INVESTMENT PERFORMANCE

Vanguard Explorer Fund invests primarily in common stocks, so its performance is closely correlated to the overall stock market. Historically, performance of the stock markets, both foreign and domestic, has been characterized by sharp up-and-down swings in the short term and by more stable growth over the long term.

                          AVERAGE ANNUAL TOTAL RETURNS
                       FOR PERIODS ENDED OCTOBER 31, 1996

                                  [  BAR GRAPH  ]

   The results shown above represent the Fund's "average annual total return" performance, which assumes that any distributions of capital gains and dividends were reinvested for the indicated periods. Also included is comparative information on the unmanaged Russell 2000 Index, a benchmark of small-capitalization stocks. The chart does not make any allowances for federal, state, or local income taxes that shareholders must pay on a current basis.

   In weighing these performance figures, note that the Fund has been in operation since December 11, 1967, and that Wellington Management Company, LLP was the sole investment adviser for the Fund until February 28, 1990, when the Fund and Vanguard Explorer II (a Granahan-managed fund with the same objective) merged.

SHARE PRICE

The Fund's share price, called its net asset value, is calculated each business day after the close of regular trading (generally 4 p.m. Eastern time) of the New York Stock Exchange. Net asset value per share is computed by adding up the total value of the Fund's investments and other assets, subtracting any of its liabilities, or debts, and then dividing by the number of Fund shares outstanding:

                              TOTAL ASSETS  -  LIABILITIES
   NET ASSET VALUE  = --------------------------------------------
                             NUMBER OF SHARES OUTSTANDING

   Daily net asset value, or NAV, is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own, gives you the dollar amount you would have received had you sold all of your shares back to the Fund that day.

   To help determine its daily share price, the Fund calculates the value of its foreign securities, if any, in U.S. dollars. The Fund uses the daily exchange rate employed by Morgan Stanley Capital International in the calculation of its own indexes. If Morgan Stanley's exchange rate is not available, the Fund uses a rate according to policies set by its Board of Directors.

   The Fund's share price can be found in the mutual fund listings of most major newspapers under the heading Vanguard Group. Different newspapers use different abbreviations of the Fund's name, but the most common is EXPLR.

                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS

As a shareholder, you are entitled to your share of a fund's income from interest and dividends, and gains from the sale of investments. You receive such earnings as either an income dividend or capital gains distribution. Income dividends come from the dividends that a fund earns from its holdings as well as interest it receives from money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. The capital gains are either short-term or long-term depending on whether the fund held the securities for less than or more than one year.

DIVIDENDS, CAPITAL GAINS, AND TAXES

Each December, the Fund distributes to shareholders virtually all of its income from interest and dividends, as well as any capital gains realized from the sale of securities. Your distributions of income and capital gains will be automatically invested in more shares of the Fund, unless you elect to receive these distributions in cash. In either case, distributions of dividends and capital gains that are declared in December -- even if paid to you in January -- are taxed as if they had been paid to you in December. Vanguard will process your dividend distribution and will send you a statement each year showing the tax status of all your distributions.

- The dividends and short-term capital gains that you receive are taxable to you as ordinary dividend income. Any distributions of net long-term capital gains by the Fund are taxable to you as long-term capital gains, no matter how long you've owned shares in the Fund. Both dividends and capital gains distributions are taxable to you whether received in cash or reinvested in additional shares. Although the Fund does not seek to realize any particular amount of capital gains during a year, such gains are realized from time to time as byproducts of the ordinary investment activities of the Fund. Consequently, distributions may vary considerably from year to year.
- If you sell or exchange shares of the Fund, any gain or loss you have is a taxable event, which means that you may have a capital gain to report as income, or a capital loss as a deduction, when you complete your Federal income tax return.
- Distributions of dividends or capital gains, and capital gains or losses from your sale or exchange of Fund shares, may be subject to state and local taxes as well.

   The tax information in this prospectus is provided as general information and will not apply to you if you are investing in a tax-deferred account such as an IRA. You should consult your own tax adviser about the tax consequences of an investment in the Fund.

                                PLAIN TALK ABOUT
                               "BUYING A DIVIDEND"

Unless you are investing in a tax-deferred retirement account (such as an IRA), it is not to your advantage to buy shares of a fund shortly before it makes a distribution, because part of your investment will come back to you as a taxable distribution. This is known as "buying a dividend." For example: on December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price would drop to $19 (not counting market change). You would still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you would owe tax on the $250 distribution you received, even if you had reinvested the dividends in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.

THE FUND AND VANGUARD

Vanguard Explorer Fund is a member of The Vanguard Group, a family of more than 30 investment companies with more than 90 distinct investment portfolios and total net assets of more than $240 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.

   Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 marketing fees, each fund pays its allocated share of The Vanguard Group's costs.

   A list of the Fund's directors and officers, and their present positions and principal occupations during the past five years, can be found in the Statement of Additional Information.

                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group, Inc. is the only MUTUAL mutual fund company. It is owned jointly by the funds it oversees and by the shareholders in those funds. Other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who bought the management company's publicly traded stock. Because of its structure, Vanguard operates its funds at cost. Instead of distributing profits from operations to a separate managing company, Vanguard returns profits to fund shareholders in the form of lower operating expenses.


INVESTMENT ADVISERs

The Fund employs two investment advisers who independently manage a percentage of the Fund's assets subject to the control of the Officers and Directors of the Fund.

   Granahan Investment Management, Inc., 275 Wyman Street, Waltham, MA 02154, is an investment advisory firm specializing in small-company stock investments. Founded in 1985, Granahan currently manages about $1.2 billion in assets. As of October 31, 1996, Granahan managed 53% of Vanguard Explorer Fund.

                                PLAIN TALK ABOUT
                               THE FUND'S ADVISERS

The individuals primarily responsible for Vanguard Explorer Fund are:

   JOHN J. GRANAHAN, Founder and President of Granahan Investment Management, Inc.; 34 years investment experience (17 years with Granahan and 17 years with WMC); B.S. from St. Joseph's University, Graduate Fellow of Catholic University of America.

   KENNETH L. ABRAMS, Senior Vice President of Wellington Management Company, LLP; 11 years investment experience (all with WMC); B.A. and M.B.A. from Stanford University.

   Granahan is paid an advisory fee each quarter that is based on its portion's average month-end assets for the quarter.

               -----------------------------------
               NET ASSETS                BASIC FEE
               -----------------------------------
               First $500 million           0.30%
               Next $250 million            0.20
               Next $250 million            0.15
               Assets over $1 billion       0.10
               -----------------------------------

   Granahan's quarterly advisory fee may be increased or decreased based upon the total return performance of its portion of Explorer Fund compared to that of the Russell 2000 Index.

   Wellington Management Company, LLP (WMC), 75 State Street, Boston, MA 02109, was founded in 1933. The investment advisory firm currently manages more than $130 billion in stock and bond portfolios, including 13 Vanguard funds. As of October 31, 1996, WMC managed 42% of the Fund's assets.

   WMC is paid an advisory fee each quarter that is based on its portion's average month-end assets for the quarter.

               -----------------------------------
               NET ASSETS                BASIC FEE
               -----------------------------------
               First $500 million           0.25%
               Next $250 million            0.20
               Next $250 million            0.15
               Assets over $1 billion       0.10
               -----------------------------------

   WMC's quarterly advisory fee may be adjusted based upon the total return performance of its portion of Explorer Fund compared to that of the Russell 2000 Index. Under the fee schedule, WMC's base fee may be increased or decreased by as much as 50%. This incentive/penalty fee will not be fully operable until May 1, 1999. Until that date, the incentive/penalty will be calculated using certain transition rules that are explained in the Statement of Additional Information.

   Any Fund assets held in cash (which, as of October 31, 1996, equaled 5% of the Fund's assets) are managed, at no cost to the Fund, by The Vanguard Group, Inc.

   For the fiscal year ended October 31, 1996, the total fee paid by Vanguard Explorer Fund to its advisers was approximately $4.70 million, which included a base fee of $4.31 million and an incentive of $393,000. Note, however, that WMC's portion of the base fee and the incentive were calculated under its former agreement, which was replaced on August 1, 1996.

   The agreements with WMC and Granahan authorize the advisers to choose brokers or dealers to handle the purchase and sale of the Fund's securities, and directs the advisers to get the best available price and most favorable execution from these brokers with respect to all transactions. The advisers consider the full range and quality of brokerage services available when making these determinations.

   The Board of Directors may, without prior approval from shareholders, change the terms of the advisory agreements or hire a new investment adviser as either a replacement adviser or as an additional adviser. However, no such change would be made before giving shareholders 30-days notice, in writing.

GENERAL INFORMATION

Vanguard Explorer Fund, Inc. is a corporation organized under the laws of the state of Maryland. Shareholders of the Fund have rights and privileges similar to those enjoyed by other corporate shareholders. For example, shareholders will not be responsible for any liabilities of the corporation. If any matters are to be voted on by shareholders (such as a change in a fundamental investment objective or the election of directors), each share outstanding at that point would be entitled to one vote. Annual meetings will not be held by the Fund except as required by the Investment Company Act of 1940. A meeting will be scheduled (for example, to vote on the removal of a director) if the holders of at least 10% of the Fund's shares request a meeting in writing.

INVESTING WITH VANGUARD

Are you looking for the most convenient way to open or add money to a Vanguard account? Obtain instant access to fund information? Establish an account for a minor child or for your retirement savings?

   Vanguard can help. Our goal is to make it easy and pleasant for you to do business with us.

   The following sections of the prospectus briefly explain the many services we offer you as a Vanguard Explorer Fund shareholder. Booklets providing detailed information are available on the services marked with a [Booklet]. Please call us to request copies.

SERVICES AND ACCOUNT FEATURES

Vanguard offers many services that make it convenient to buy, sell, or exchange shares.

TELEPHONE REDEMPTIONS (SALES AND EXCHANGES)

Automatically set up for this Fund unless you notify us otherwise.

VANGUARD DIRECT DEPOSIT SERVICE
[BOOKLET]

Automatic method for depositing your paycheck or U.S. government payment (including Social Security and government pension checks) into your account.

VANGUARD AUTOMATIC EXCHANGE SERVICE
[BOOKLET]

Automatic method for moving a fixed amount of money from one Vanguard fund account to another.*

VANGUARD FUND EXPRESS
[BOOKLET]

Electronic method for buying or selling shares. You can transfer money between your Vanguard fund account and an account at your bank, savings and loan, or credit union on a systematic schedule or whenever you wish.*

VANGUARD DIVIDEND EXPRESS
[BOOKLET]

Electronic method for transferring dividends and/or capital gains distributions directly from your Vanguard fund account to your bank, savings and loan, or credit union account or to another Vanguard fund account.

VANGUARD BROKERAGE SERVICES (VBS)
[BOOKLET]

A cost-effective way to trade stocks, bonds, and options on major exchanges, Nasdaq, and other domestic over-the-counter markets at reduced rates, and to buy and sell shares of non-Vanguard mutual funds. Call VBS (1-800-992-8327) for additional information and the appropriate forms.

*Can be used to "dollar-cost average" [BOOKLET] or to contribute to an IRA or other retirement plan.

TYPES OF ACCOUNTS

INDIVIDUAL OR OTHER ENTITY

Vanguard's account registration form can be used to establish a variety of non-retirement accounts.

FOR ONE OR MORE PEOPLE

To open an account in the name of one (individual) or more (joint tenants) people. $3,000 minimum initial investment.

For a Minor Child
[BOOKLET]

To open an account as an UGMA/UTMA (Uniform Gifts/Transfers to Minors Act). Age of majority and other transfer requirements are set by state law. $1,000 minimum initial investment.

FOR HOLDING TRUST ASSETS
[BOOKLET]

To invest assets held in an existing trust. $3,000 minimum initial investment.

FOR THIRD-PARTY TRUSTEE RETIREMENT INVESTMENTS
(Vanguard is not the custodian or trustee.)

To open an account as a retirement trust or plan based on an existing corporate or institutional plan. These accounts are established by the custodian or trustee of the existing plan.

FOR AN ORGANIZATION

To open an account as a corporation, partnership, or other entity. These accounts may require a corporate resolution or other documents to name the individuals authorized to act. $3,000 minimum initial investment.


RETIREMENT

You establish these accounts with a Vanguard adoption agreement -- not a Vanguard account registration form. To request the appropriate adoption agreement and forms, or to ask questions about investing for retirement, call Investor Information.

FOR AN INDIVIDUAL RETIREMENT ACCOUNT (IRA)
(Vanguard Fiduciary Trust Company is the custodian.)

To open a retirement account in the name of an individual. IRAs can be established with a contribution, a direct rollover from an employer's plan such as a 401(k), or an asset transfer or rollover from another financial institution such as a bank or mutual fund company. $1,000 minimum initial investment.

FOR A SIMPLIFIED EMPLOYEE PENSION PLAN ACCOUNT (SEP-IRA)
(Vanguard Fiduciary Trust Company is the custodian.)

To open a retirement account in the name of an employee. SEPs allow employers to make deductible contributions directly to IRAs established by their employees. A SEP can be established by people who are self-employed, small-business owners, partnerships, or corporations.

FOR A QUALIFIED RETIREMENT PROGRAM ACCOUNT
(Vanguard Fiduciary Trust Company can be the custodian.)

To open a retirement account that allows small-business owners or people who are self-employed to make tax-deductible retirement contributions for themselves and their employees into Profit-Sharing and Money Purchase Pension (Keogh) plans.

FOR A 403(b)(7) CUSTODIAL ACCOUNT
(Vanguard Fiduciary Trust Company is the custodian.)

To open a retirement account that allows employees of tax-exempt institutions (for example, schools or hospitals) to make pre-tax retirement contributions.

DISTRIBUTION OPTIONS

You can receive distributions of dividends and/or capital gains in a number of ways:

REINVESTMENT

Dividends and capital gains are automatically reinvested in additional shares of the Fund.

DIVIDENDS IN CASH

Dividends are paid by check and mailed to your account's address of record, and capital gains are reinvested in additional shares of the Fund.

DIVIDENDS AND CAPITAL GAINS IN CASH

Both dividends and capital gains are paid by check and mailed to your account's address of record.

To electronically transfer cash dividends and/or capital gains to your bank, savings and loan, or credit union account, or to another Vanguard fund account, see Vanguard Dividend Express under "Services and Account Features."

BUYING SHARES

You buy your shares at the Fund's next-determined net asset value after Vanguard receives your request, provided we receive your request before 4 p.m. Eastern time (the close of trading on the New York Stock Exchange). The Fund is offered on a no-load basis, meaning that you do not pay sales commissions or 12b-1 marketing fees.



MINIMUM INVESTMENT

BY MAIL
[ENVELOPE]

FIRST-CLASS mail to:
The Vanguard Group
P.O. Box 2600
Valley Forge, PA 19482

EXPRESS OR REGISTERED mail to:
The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087

OPEN A NEW ACCOUNT

$3,000 (regular account); $1,000 (IRAs and custodial accounts for minors).

Complete and sign the application form.

Make your check payable to:
The Vanguard Group - 24

All purchases must be made in U.S. dollars, and checks must be drawn on U.S. banks.

ADD TO AN EXISTING ACCOUNT

$100 by mail or exchange; $1,000 by wire.

Mail your check with an Invest-By-Mail form detached from your confirmation statement to the address listed on the form.

Make your check payable to:
The Vanguard Group - 24

All purchases must be made in U.S. dollars, and checks must be drawn on U.S. banks.

IMPORTANT NOTE: To prevent check fraud, Vanguard will not accept checks made payable to third parties.

BY TELEPHONE
[TELEPHONE ICON]

1-800-662-6273
Vanguard Tele-Account(R)

1-800-662-2739
Client Services

OPEN A NEW ACCOUNT

Call Vanguard Tele-Account* 24 hours a day -- or Client Services during business hours -- to exchange from another Vanguard fund account with the same registration (name, address, taxpayer I.D., and account type).

ADD TO AN EXISTING ACCOUNT

Call Vanguard Tele-Account* 24 hours a day -- or Client Services during business hours -- to exchange from another Vanguard fund account with the same registration (name, address, taxpayer I.D., and account type).

Use Vanguard Fund Express (see "Services and Account Features") to transfer assets from your bank account. Call Client Services before your first use to verify that this option is in place.

*You must obtain a Personal Identification Number through Tele-Account at least seven days before you request your first exchange.

IMPORTANT NOTE: Once a telephone transaction has been approved by you and a confirmation number assigned, it cannot be revoked. We reserve the right to refuse any purchase.

BY WIRE
[Electronic Symbol]

Wire to:
CoreStates Bank, N.A.
ABA 031000011
CoreStates No 01019897
[Temporary Account Number]
Vanguard Explorer Fund
[Account Registration]
Attention: Vanguard

OPEN A NEW ACCOUNT

Call Client Services to arrange your wire transaction.

Wire transactions are not available for retirement accounts.

ADD TO AN EXISTING ACCOUNT

Call Client Services to arrange your wire transaction.

Wire transactions are not available for retirement accounts.

AUTOMATICALLY

Vanguard offers a variety of ways that you can add to your account automatically. See "Services and Account Features."

You can redeem (that is, sell or exchange) shares purchased by check or Vanguard Fund Express at any time. However, while your redemption request will be processed at the next-determined net asset value after it is received, your redemption proceeds will not be available until payment for your purchase is collected, which may take up to ten days.

Note: If you buy Fund shares through a registered broker-dealer or investment adviser, the broker-dealer or adviser may charge you a service fee.

   It is important that you call Vanguard before you invest a large dollar amount by wire or check. We must consider the interests of all Fund shareholders and so reserve the right to delay or refuse any purchase that will disrupt the Fund's operation or performance.

REDEEMING SHARES

IMPORTANT TAX NOTE: Any sale or exchange of shares in a non-retirement account could result in a taxable gain or a loss.

The ability to redeem (that is, sell or exchange) Fund shares by telephone is automatically established for your account unless you tell us in writing that you do not want this option.

   To protect your account from unauthorized or fraudulent telephone instructions, Vanguard follows specific security procedures. When we receive a call requesting an account transaction, we require the caller to provide:

   -  Fund name.
   -  10-digit account number.
   -  Name and address exactly as registered on that account.
   - Social Security or Employer Identification number as registered on that account.

   If you call to sell shares, the sale proceeds will be made payable to you, as the registered shareholder, and mailed to your account's address of record.

   If we follow reasonable security procedures, neither the Fund nor Vanguard will be responsible for the authenticity of transaction instructions received by telephone. We believe that these procedures are reasonable and that, if we follow them, you bear the risk of any losses resulting from unauthorized or fraudulent telephone transactions on your account.

HOW TO SELL SHARES

You may withdraw any part of your account, at any time, by selling shares. Sale proceeds are normally mailed within two business days after Vanguard receives your request. The sale price of your shares will be the Fund's next-determined net asset value after Vanguard receives all required documents in good order.

   Good order means that the request includes:

   -  Fund name and account number.
   -  Amount of the transaction (in dollars or shares).
   -  Signatures of all owners exactly as registered on the account.
   -  Signature guarantees (if required).
   -  Any supporting legal documentation that may be required.
   -  Any certificates you are holding for the account.

   Sales or exchange requests received after the close of trading on the New York Stock Exchange (generally 4 p.m. Eastern time) are processed at the next business day's net asset value.

   The Fund reserves the right to close any non-retirement or UGMA/UTMA account whose balance falls below the minimum initial investment. The Fund will deduct a $10 annual fee if your non-retirement account balance falls below $2,500 or if your UGMA/UTMA account balance falls below $500. The fee is waived if your total Vanguard account assets are $50,000 or more.

Some written requests require a signature guarantee from a bank, broker, or other acceptable institution. A notary public cannot provide a signature guarantee.

HOW TO EXCHANGE SHARES

An exchange is the selling of shares of one Vanguard fund to purchase shares of another.

   Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.

   Because excessive exchanges can potentially disrupt the management of the Fund and increase transaction costs, Vanguard limits exchange activity to TWO SUBSTANTIVE EXCHANGE REDEMPTIONS (at least 30 days apart) from the Fund during any 12-month period. "Substantive" means either a dollar amount large enough to have a negative impact on the Fund or a series of movements between Vanguard funds.

   Before you exchange into a new Vanguard fund, be sure to read its prospectus. For a copy and for answers to questions you might have, call Investor Information.

                          SELLING OR EXCHANGING SHARES

BY TELEPHONE
[TELEPHONE ICON]

1-800-662-6273
Vanguard Tele-Account

1-800-662-739
Client Services

ACCOUNT TYPE

ALL TYPES EXCEPT RETIREMENT:

Call Vanguard Tele-Account* 24 hours a day -- or Client Services during business hours -- to sell or exchange shares. You can exchange shares from this Fund to open an account in another Vanguard fund or to add to an existing Vanguard fund account with an identical registration.

RETIREMENT:

You can exchange -- but not sell -- shares by calling Tele-Account or Client Services.

*You must obtain a Personal Identification Number through Tele-Account at least seven days before you request your first redemption.

BY MAIL
[ENVELOPE]

FIRST-CLASS mail to:

The Vanguard Group
Vanguard Explorer Fund
P.O. Box 1120
Valley Forge, PA 19482

EXPRESS OR REGISTERED mail to:
The Vanguard Group
Vanguard Explorer Fund
455 Devon Park Drive
Wayne, PA 19087

ACCOUNT TYPE

ALL TYPES EXCEPT RETIREMENT: Send a letter of instruction signed by all registered account holders. Include the fund name and account number and (if you are selling) a dollar amount or number of shares OR (if you are exchanging) the name of the fund you want to exchange into and a dollar amount or number of shares.

RETIREMENT:

For information on how to request distributions from . . .

-  IRAs, call Client Services.

- SEP-IRAs, 403(b)(7) custodial accounts, and Profit-Sharing and Money Purchase Pension (Keogh) Plans, call Individual Retirement Services at 1-800-662-2003. Depending on your account registration type, additional documentation may be required.

AUTOMATICALLY

ALL TYPES EXCEPT RETIREMENT:
Vanguard offers several ways to sell or exchange shares automatically (see "Services and Account Features"). Call Investor Information for the appropriate booklet and application if you did not elect a feature when you opened your account.

   It is important that you call Vanguard before you redeem a large dollar amount. We must consider the interests of all Fund shareholders and so reserve the right to delay your redemption proceeds -- up to seven days -- if the amount will disrupt the Fund's operation or performance.

                         A NOTE ON UNUSUAL CIRCUMSTANCES

Vanguard reserves the right to revise or terminate the telephone redemption privilege at any time, without notice. In addition, Vanguard can stop selling shares or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the United States Securities and Exchange Commission. If you experience difficulty making a telephone redemption during periods of drastic economic or market change, you can send us your request by regular or express mail. Follow the instructions on selling or exchanging shares by mail in the "Redeeming Shares" section.


FUND AND ACCOUNT UPDATES

STATEMENTS AND REPORTS

We will send you clear, concise account and tax statements to help you keep track of your Vanguard Explorer Fund account throughout the year as well as when you are preparing your income tax returns.

   In addition, you will receive financial reports about the Fund twice a year. These comprehensive reports include an assessment of the Fund's performance (and a comparison to its industry benchmark), an overview of the markets, a report from the advisers, as well as a listing of its holdings and other financial statements.


CONFIRMATION STATEMENT

Sent each time you buy, sell, or exchange shares; confirms the date and the amount of your transaction.

PORTFOLIO SUMMARY

Mailed quarterly; shows the market value of your account at the close of the statement period, as well as distributions, purchases, sales, and exchanges for the current calendar year.

FUND FINANCIAL REPORTS

Mailed in June and December for this Fund.

TAX STATEMENTS

Generally mailed in January; report previous year's dividend distributions, proceeds from the sale of shares, and distributions from IRAs or other retirement accounts.

AVERAGE COST STATEMENT
[BOOKLET]

Issued quarterly for taxable accounts (accompanies your Portfolio Summary); shows the average cost of shares that you redeemed during the previous quarter, using the average cost single category method.

AUTOMATED TELEPHONE ACCESS

VANGUARD TELE-ACCOUNT

1-800-662-6273
Any time, seven days a week,
from anywhere in the continental
United States and Canada.
[BOOKLET]

Toll-free access to Vanguard fund and account information -- as well as some transactions -- through any TouchTone(TM) telephone. Tele-Account provides total return, share price, price change, and yield quotations for all Vanguard funds; gives your account balances and history (e.g., last transaction, latest dividend distribution); and allows you to sell or exchange fund shares.

COMPUTER ACCESS

VANGUARD ONLINE(SM)
KEYWORD: Vanguard

Use your personal computer to learn more about Vanguard funds and services; keep in touch with your Vanguard accounts; map out a long-term investment strategy; and ask questions, make suggestions, and send messages to Vanguard. Vanguard Online is offered through America Online(R) (AOL). To establish an AOL account, call 1-800-238-6336.

Vanguard On The World Wide Web
http://www.vanguard.com

Use your personal computer to visit Vanguard's education-oriented website, which provides timely news and information about Vanguard funds and services; an on-line "university" that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.

SHARES OF THE FUND MAY ONLY BE SOLD IN THOSE STATES IN WHICH THEY ARE REGISTERED. THE FUND'S SHARES ARE CURRENTLY REGISTERED FOR SALE IN ALL 50 STATES, AND THE FUND INTENDS TO MAINTAIN SUCH REGISTRATION.

PROSPECTUS POSTSCRIPT

This prospectus is designed to provide you with pertinent information about Vanguard Explorer Fund, including its investment objective, risks, strategies, and expenses, as well as services available to you as a shareholder.

It is important that you understand these facts so that you can decide whether an investment in this Fund is right for you. The following questions offer a quick review of some of the subjects covered by this prospectus.

                                PLAIN TALK ABOUT
                            KEEPING YOUR PROSPECTUS

Reading this prospectus will help you to decide whether Vanguard Explorer Fund is suitable for your investment goals. If you decide to invest, don't throw the prospectus out; you will no doubt need it for future reference.

IN READING THE PROSPECTUS, DID YOU LEARN ...

-The Fund's objective? (page 4)

- The Fund's investment strategies? (page 5)

- Who should invest in the Fund? (page 4)

- The risks associated with the Fund? (pages 4-8)

- Whether the Fund is federally insured?
  (inside front cover)

- The Fund's expenses? (page 2)

- The background of the Fund's investment managers?
  (page 12)

- How to open an account? (page 16)

- How to sell or exchange shares? (page 18)

- How often you'll receive statements and financial reports?
  (page 20)

                                 ABOUT THE QUIZ

Knowing your risk tolerance is important when you are making an investment decision. To give you a general idea of your comfort level with investing, circle the response that most closely matches your personal situation. Keep in mind, though, that there is no "foolproof" way to accurately gauge your risk tolerance. Scoring for the quiz is below.



                              HOW TO SCORE THE QUIZ

Use the number of your answer as the number of points scored. For instance, if you chose answer #3 to a question, that's worth three points. Add up your points and check below for the type of investor you are. (Note: if you chose answer #1 or #2 to Question C, subtract five points from your total score.)

- If you scored between 0 and 25 points, you are considered a conservative investor.

- If you scored between 26 and 32 points, you are considered a moderate investor.

- If you scored between 33 and 35 points, you are considered an aggressive investor.

A SIMPLE RISK QUIZ

A. I HAVE BEEN INVESTING IN STOCK AND BOND MUTUAL FUNDS (OR IN INDIVIDUAL STOCKS OR BONDS) FOR . . .

    1.  Less than a year
    2.  1 - 2 years
    3.  3 - 4 years
    4.  5 - 9 years
    5.  10 years or more

B. WHEN IT COMES TO INVESTING IN STOCK OR BOND MUTUAL FUNDS (OR INDIVIDUAL STOCKS OR BONDS), I WOULD SAY I'M . . .

    1.  A very inexperienced investor
    2.  A somewhat inexperienced investor
    3.  A somewhat experienced investor
    4.  An experienced investor
    5.  A very experienced investor

C. I AM COMFORTABLE WITH INVESTMENTS THAT MAY LOSE MONEY FROM TIME TO TIME IF THEY OFFER THE POTENTIAL FOR HIGHER RETURNS.

    1.  I strongly disagree
    2.  I disagree
    3.  I somewhat agree
    4.  I agree
    5.  I strongly agree

D. I WILL KEEP AN INVESTMENT EVEN IF IT LOSES 10% OF ITS VALUE OVER THE COURSE OF A YEAR.

    1.  I strongly disagree
    2.  I disagree
    3.  I somewhat agree
    4.  I agree
    5.  I strongly agree

E. IN ADDITION TO MY LONG-TERM INVESTMENTS, I HAVE EMERGENCY SAVINGS EQUAL TO ____ MONTHS OF MY TAKE-HOME PAY.

    1.  Zero
    2.  One
    3.  Two
    4.  Three
    5.  Four or more

F.  I FIND IT EASY TO PAY MY MONTHLY BILLS FROM MY CURRENT PAY.

    1.  I strong disagree
    2.  I disagree
    3.  I somewhat agree
    4.  I agree
    5.  I strongly agree

G.  OVERALL, MY PERSONAL FINANCIAL SITUATION IS SECURE.

    1.  I strongly disagree
    2.  I disagree
    3.  I somewhat agree
    4.  I agree
    5.  I strongly agree

                         INFLATION AND YOUR INVESTMENTS

No matter how you invest your money, inflation -- the rising cost of living -- is a constant threat to your investment returns. The chart below shows how stocks, bonds, and cash reserves have fared against inflation over time.

                              INFLATION'S EFFECT ON
                               INVESTMENT RETURNS
                                  (1926 - 1995)

                                 [ BAR GRAPH ]


Source: (C) Stocks, Bonds, Bills, and Inflation 1996 Yearbook(TM), Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved.

AN INVESTMENT PRIMER

Whether you are investing for the short or long term, keep these three points in mind:

1. INVEST IN ALL THREE OF THE MAJOR ASSET CLASSES.

Most people use a combination of . . .

- Stocks, which are considered the "riskiest" of the three asset classes. Day to day, or even year to year, stocks tend to have wide price swings. Despite this potential for significant price fluctuation, however, stocks have historically offered higher returns than the other major asset classes over longer periods.

- Bonds, which are chiefly influenced by changes in interest rates. When interest rates climb, bond prices drop; when interest rates fall, bond prices rise.

- Cash reserves, which offer more share-price (or capital) stability than stocks or bonds -- but also generate lower returns. Some examples are Treasury bills and money market funds.

2. REMEMBER THAT SAFETY HAS A PRICE.

Many people want a "no-risk" investment. Remember, though, that the more safety you seek, the less potential reward you can expect -- and the less you can expect in returns after inflation. Inflation affects not only the price you pay for goods and services; it also eats away at your investment returns over time. What is left is known as your "real" return -- the actual return you receive after you factor in inflation (see the chart at left).

3. CHANCES ARE GOOD THAT YOU CAN AFFORD TO TAKE MORE RISK.

As the chart shows, inflation cuts into the returns of all three asset classes. However, stocks and bonds have had an easier time of outpacing inflation over time -- which means that, to beat inflation, you may need to invest more aggressively.

   Don't be put off by potential downswings in the value of your investment, especially if you are investing for long periods. Time acts as a shock absorber, letting you ride out the short-term bumps that investments often provide. The longer you hold an investment, the more likely it is that you will earn a positive return.

                          GLOSSARY OF INVESTMENT TERMS

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized during the year on securities that the fund has sold at a profit, minus any realized losses.

CASH RESERVES
Cash deposits as well as short-term bank deposits, money market instruments, U.S. Treasury bills, commercial paper, and bankers acceptances.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

COUNTRY RISK
The possibility that events such as changes in regulation, political or financial troubles, or natural disasters will weaken a country's economy and adversely affect the market value of securities issued by companies or governments in that country.

CURRENCY RISK
The possibility that an American's foreign investment will lose money because of unfavorable exchange rate movements.

DIVIDEND INCOME
Payment to shareholders of income from interest or dividends generated by a fund's investments.

DOLLAR-COST AVERAGING
Investing equal amounts of money at regular intervals on an ongoing basis. This technique ensures that an investor buys fewer shares when prices are high and more shares when prices are low.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes account management fees, administrative fees, and any 12b-1 marketing fees.

INVESTMENT ADVISER
An organization that makes the day-to-day decisions regarding a portfolio's investments.

MUTUAL FUND
An investment company that pools the money of many people and invests it in a variety of securities in an attempt to achieve a specific objective over time.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.

PORTFOLIO DIVERSIFICATION
Holding a variety of securities so that a portfolio's return is not hurt by the poor performance of a single security or industry.

PRINCIPAL
The amount of your own money you put into an investment.

SECURITIES
Stocks, bonds, and other investment vehicles.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, with the ending net asset value adjusted to account for the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations between its high and low prices.

YIELD
Current income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                                        [ LOGO ]
                                                            Post Office Box 2600
                                                          Valley Forge, PA 19482

INVESTOR INFORMATION
DEPARTMENT
1-800-662-7447 (SHIP)
Text Telephone:
1-800-952-3335
For information on our funds,
fund services, and retirement accounts; requests for literature

CLIENT SERVICES DEPARTMENT
1-800-662-2739 (CREW)
Text Telephone:
1-800-662-2738
For information on your
account, account transactions,
account statements


VANGUARD BROKERAGE
SERVICES
1-800-992-8327
For information on trading
stocks, bonds, and options
at reduced commissions

VANGUARD TELE-ACCOUNT(R)
1-800-662-6273 (ON-BOARD)
For 24-hour automated access
to price and yield, information
on your account, certain
transactions


ELECTRONIC ACCESS TO THE
VANGUARD MUTUAL FUND
EDUCATION AND INFORMATION
CENTER
On America Online(R)
Keyword: Vanguard

On the World Wide Web
http://www.vanguard.com

To send e-mail to Vanguard
VGOnline@aol.com


                          (C) 1997 Vanguard Marketing
                          Corporation, Distributor

                          P024N

                                          Vanguard
                                          Explorer Fund

                                          Institutional Prospectus
                                          February 21, 1997




This prospectus contains financial data for the Fund through the fiscal year ended October 31, 1996.


                                                       [THE VANGUARD GROUP LOGO]

Vanguard Explorer Fund                    An Aggressive Growth Stock Mutual Fund


CONTENTS

Fund Expenses                                         2

Financial Highlights                                  3

A Word About Risk                                     4

The Fund's Objective                                  4

Who Should Invest                                     4

Investment Strategies                                 5

Investment Policies                                   8

Investment Limitations                                9

Investment Performance                                9

Share Price                                          10

Dividends, Capital Gains, and Taxes                  10

The Fund and Vanguard                                11

Investment Advisers                                  11

General Information                                  13

Investing with Vanguard

-  For Plan Participants                             14

-  For Other Institutional Investors                 15

Accessing Fund Information By Computer               15

Prospectus Postscript                                16

Glossary                              Inside Back Cover





INVESTMENT OBJECTIVE AND POLICIES

Vanguard Explorer Fund, Inc. (the "Fund") is an open-end, diversified investment company, or mutual fund.

   The Fund seeks to provide long-term capital growth by investing mainly in the equity securities of small companies (that is, the median market value of companies' outstanding shares will be between $250 million and $750 million. By comparison, the median market value of the companies in the Russell 2000 Index is approximately $550 million). These companies tend to be unseasoned but are considered by the Fund's advisers to have superior growth potential.

   IT IS IMPORTANT TO NOTE THAT THE FUND'S SHARES ARE NOT GUARANTEED OR INSURED BY THE FDIC OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. AS WITH ANY INVESTMENT IN COMMON STOCKS, WHICH ARE SUBJECT TO WIDE FLUCTUATIONS IN MARKET VALUE, YOU COULD LOSE MONEY BY INVESTING IN THE FUND.

FEES AND EXPENSES

Vanguard Explorer Fund is offered on a no-load basis, which means that you pay no sales commissions or 12b-1 marketing fees. You will, however, incur expenses for investment advisory, management, administrative, and distribution services, which are included in the Fund's expense ratio.

IMPORTANT NOTE

This prospectus is intended for institutional clients and for participants in employer-sponsored retirement or savings plans. Another version -- for investors who would like to open a personal investment account -- can be obtained by calling Vanguard at 1-800-662-7447.

ADDITIONAL INFORMATION ABOUT THE FUND

A Statement of Additional Information (dated February 21, 1997) containing more information about the Fund is, by reference, part of this prospectus and may be obtained without charge by contacting Vanguard (see back cover).

WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the objective, risks, and strategies of Vanguard Explorer Fund. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk" explanations along the way. Reading the prospectus will help you to decide whether the Fund is the right investment for you. We suggest that you keep it for future reference.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND PROFILE                                              Vanguard Explorer Fund



WHO SHOULD INVEST (page 4)

- Investors seeking an aggressive growth stock mutual fund as part of a balanced and diversified investment program. Investors seeking growth of their capital over the long term -- at least five years or longer.

WHO SHOULD NOT INVEST

- Investors unwilling to accept significant, sometimes sharp, fluctuations in share price.

-  Investors seeking dividend income.

RISKS OF THE FUND (pages 4 - 7)

The Fund's total return will fluctuate within a wide range, so an investor could lose money over short or even extended periods. The Fund is also subject to manager risk (the chance that poor security selection will cause it to lag the stock market as a whole) and, as an aggressive growth stock fund, objective risk (the chance that returns from stocks of small or emerging companies will trail returns from the overall stock market). The Fund can also invest a portion of its assets in foreign securities; for more on the risks of international investing, see page 8.


DIVIDENDS AND CAPITAL GAINS (page 10)

Paid annually in December. In participant accounts, all distributions are automatically reinvested.

INVESTMENT ADVISERS (page 11)

The Fund employs a multi-adviser approach:

-  Granahan Investment Management, Inc., Waltham, MA.

-  Wellington Management Company, LLP, Boston, MA.

INCEPTION DATE: December 11, 1967

NET ASSETS AS OF 10/31/96: $2.19 billion

FUND'S EXPENSE RATIO FOR THE YEAR ENDED 10/31/96: 0.63%

NEWSPAPER ABBREVIATION: Explr

VANGUARD FUND NUMBER: 024

AVERAGE ANNUAL TOTAL RETURN --
PERIODS ENDED OCTOBER 31, 1996

                                                1 Year      5 Years      10 Years
                                                ---------------------------------
Explorer Fund                                    18.0%        14.9%        12.4%
Russell 2000 Index                               16.6         14.8         11.3


QUARTERLY RETURNS (%) 1987 - 1996 (intended to show volatility of returns)


                                    [GRAPH]


In evaluating past performance, remember that it is not indicative of future performance and that returns from stocks before adjusting for inflation were relatively high during the periods shown. Performance figures include the reinvestment of any dividends and capital gains distributions. The returns are net of expenses, but they do not reflect income taxes an investor would have incurred. Note, too, that both the return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.

                                PLAIN TALK ABOUT
                             THE COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with buying, selling, or exchanging shares. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in fund expenses can, over time, have a dramatic impact on a fund's performance.

                                PLAIN TALK ABOUT
                                 FUND EXPENSES

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard Explorer Fund's expense ratio in fiscal year 1996 was 0.63%, or $6.30 per $1,000 of average net assets. The average aggressive growth equity mutual fund had expenses in 1996 of 1.23%, or $12.30 per $1,000 of average net assets, according to Lipper Analytical Services, Inc., which reports on the mutual fund industry.

FUND EXPENSES

The examples below are designed to help you understand the various costs you would bear, directly or indirectly, as an investor in the Fund.

   As noted in this table, you do not pay fees of any kind when you buy, sell, or exchange shares of the Fund:

SHAREHOLDER TRANSACTION EXPENSES

Sales Load Imposed on Purchases:                            None
Sales Load Imposed on Reinvested Dividends:                 None
Redemption Fees:                                            None
Exchange Fees:                                              None

   The next table illustrates the operating expenses that you would incur as a shareholder of the Fund. These expenses are deducted from the Fund's income before it is paid to you. Expenses include investment advisory fees as well as the costs of administering the Fund, maintaining accounts, providing shareholder services, and other activities. The expenses shown in the table are for the fiscal year ended October 31, 1996.

ANNUAL FUND OPERATING EXPENSES

Management and Administrative Expenses:                         0.35%
Investment Advisory Expenses:                                   0.25%
12b-1 Marketing Fees:                                            None
Other Expenses
   Marketing and Distribution Costs:                   0.02%
   Miscellaneous Expenses (e.g., Taxes, Auditing):     0.01%
                                                       ----
Total Other Expenses:                                           0.03%
                                                                ----
   TOTAL OPERATING EXPENSES (EXPENSE RATIO):                    0.63%
                                                                ====


   The following example illustrates the hypothetical expenses that you would incur on a $1,000 investment over various periods. The example assumes (1) that the Fund provides a return of 5% a year and (2) that you redeem your investment at the end of each period.

-------------------------------------------------------
            1 Year      3 Years    5 Years    10 Years
-------------------------------------------------------
              $6          $20        $35         $79
-------------------------------------------------------

THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE, WHICH MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

The Fund began fiscal 1996 with a net asset value (price) of $51.05 per share. During the year, the Fund earned $0.26 per share from investment income (interest and dividends) and $8.37 per share from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them. Of those total earnings of $8.63 per share, $4.24 was returned to shareholders in the form of distributions ($0.24 in dividends, $4.00 in capital gains). The earnings ($8.63 per share) less distributions ($4.24 per share) resulted in a share price of $55.44 at the end of the year, an increase of $4.39 per share (from $51.05 at the beginning of the period to $55.44 at the end of the period). Assuming that the shareholder had reinvested the distribution in the purchase of more shares, the total return from the Fund was 17.97% for the year.

   As of October 31, 1996, the Fund had $2.19 billion in net assets; an expense ratio of 0.63% ($6.30 per $1,000 of net assets); and net investment income amounting to 0.51% of its average net assets. It sold and replaced securities valued at 51% of its average net assets.


FINANCIAL HIGHLIGHTS

The following financial highlights table shows the results for a share outstanding for each of the last ten years ended October 31, 1996. The data has been audited by Price Waterhouse LLP, independent accountants. You should read this information in conjunction with the Fund's financial statements and accompanying notes, which appear, along with the audit report from Price Waterhouse, in the Fund's most recent Annual Report to shareholders. The Financial Statements are incorporated by reference in the Statement of Additional Information and in this prospectus, and contains a more complete discussion of the Fund's performance. You may have the report sent to you without charge by writing to Vanguard or by calling our Investor Information Department.


---------------------------------------------------------------------------------------------------------------------------
                                                                Year Ended October 31,
                          -------------------------------------------------------------------------------------------------
                           1996      1995      1994      1993      1992      1991      1990      1989      1988      1987
                          -------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD      $51.05    $45.99    $49.37    $41.32    $36.75    $22.62    $30.76    $29.64    $25.06    $31.59
                          -------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income      0.26      0.24      0.16      0.14      0.15      0.26      0.31      0.39      0.27      0.09
 Net Realized and
  Unrealized Gain (Loss)
  on Investments            8.37      7.25      1.77      8.91      4.59     14.21     (7.07)     2.64      6.38     (3.33)
                          -------------------------------------------------------------------------------------------------
  TOTAL FROM INVESTMENT
   OPERATIONS               8.63      7.49      1.93      9.05      4.74     14.47     (6.76)     3.03      6.65     (3.24)
---------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net
  Investment Income        (0.24)    (0.17)    (0.14)    (0.13)    (0.26)    (0.34)    (0.37)    (0.32)    (0.11)    (0.02)
 Distributions from
  Realized Capital Gains   (4.00)    (2.26     (5.17)    (0.78)       --        --     (1.01)    (1.59)    (1.96)    (3.27)
                          -------------------------------------------------------------------------------------------------
  Total Distributions      (4.24)    (2.43)    (5.31)    (0.91)    (0.26)    (0.34)    (1.38)    (1.91)    (2.07)    (3.29)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 END OF PERIOD            $55.44    $51.05    $45.99    $49.37    $41.23    $36.75    $22.62    $30.76    $29.64    $25.06
===========================================================================================================================
TOTAL RETURN               17.97%    17.46%     4.49%    22.28%    12.95%    64.64%   -22.92%    10.95     28.73%   -11.42%
===========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of
 Period (Millions)        $2,186    $1,476    $1,112      $802    $  519    $  381    $  207    $  270    $  266    $  210
Ratio of Expenses to
 Average Net Assets         0.63%     0.68%     0.70%     0.73%     0.69%     0.56%     0.67%     0.58%     0.65%     0.62%
Ratio of Net Investment
 Income to Average
 Net Assets                 0.51%     0.52%     0.39%     0.32%     0.38%     0.85%     1.11%     1.24%     0.99%     0.28%
Portfolio Turnover Rate       51%       66%       82%       51%       43%       49%       46%       16%       28%        9%
Average Commission
 Rate Paid                $.0424       N/A       N/A       N/A       N/A       N/A       N/A       N/A       N/A       N/A
---------------------------------------------------------------------------------------------------------------------------


   From time to time, the Vanguard funds advertise yield and total return figures. Yield is an historical measure of dividend income, and total return is a measure of past dividend income (assuming that it has been reinvested) and capital appreciation. Neither yield nor total return should be used to predict the future performance of a fund.

                                PLAIN TALK ABOUT
                                GROWTH FUNDS AND
                                   VALUE FUNDS

Growth investing and value investing are two styles employed by stock fund managers. Growth funds generally focus on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Value funds generally emphasize companies that, considering their assets and earnings history, are attractively priced; these companies often pay regular dividend income to shareholders. Growth and value stocks have, in the past, produced similar long-term returns, though each has periods when it outperforms the other. In general, growth funds appeal to investors who will accept more volatility in hope of a greater increase in share price, while value funds are appropriate for investors who want dividend income and the potential for capital gains but are less tolerant of share-price fluctuations.

                                PLAIN TALK ABOUT
                           INVESTING FOR THE LONG TERM

Vanguard Explorer Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term fluctuations in the stock market.

================================================================================

A WORD ABOUT RISK

This prospectus describes the risks you will face as an investor in Vanguard Explorer Fund. It is important to keep in mind one of the main axioms of investing: the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. However, as you consider an investment in Vanguard Explorer Fund, you should take into account your personal tolerance for the daily fluctuations of the stock market.

   Look for this "warning flag" symbol throughout the prospectus. It is used to mark detailed information about each type of risk that you, as a shareholder of the Fund, will confront.

================================================================================

THE FUND'S OBJECTIVE

Vanguard Explorer Fund seeks to provide long-term growth of capital. This objective is fundamental, which means that it cannot be changed unless a majority of shareholders vote to do so.

[WARNING FLAG]  BECAUSE OF THE SEVERAL TYPES OF RISK DESCRIBED ON THE FOLLOWING
                PAGES, YOUR INVESTMENT IN THE FUND, AS WITH ANY INVESTMENT IN COMMON STOCKS, COULD LOSE MONEY.

WHO SHOULD INVEST

The Fund may be a suitable investment for you if:

- You wish to add an aggressive growth stock fund to your existing holdings, which could include other stock -- as well as bond, money market, and tax-exempt investments.

- You are seeking maximum growth of capital over the long term -- five years or longer.

-  You are looking for a fund that focuses on small and/or emerging companies.

-  You characterize yourself as "aggressive."

   This Fund is not an appropriate investment if you are a market-timer. Investors who engage in excessive in-and-out trading activity generate additional costs that are borne by all of the Fund's shareholders. To minimize such costs, which reduce the ultimate returns achieved by you and other shareholders, the Fund has adopted the following policies:

- The Fund reserves the right to reject any purchase request -- including exchanges from other Vanguard Funds -- that it regards as disruptive to the efficient management of the Fund. This could be because of the timing of the investment or because of a history of excessive trading by the investor.

- There is a limit on the number of times you can exchange into or out of the Fund. If you own Fund shares as an investment option in an employer-sponsored retirement or savings plan, your plan dictates the rules governing exchanges. Contact your plan administrator for details.

-  The Fund reserves the right to stop offering shares at any time.

                                PLAIN TALK ABOUT
                             COSTS AND MARKET TIMING

Some investors try to profit from "market timing" -- switching money into investments when they expect prices to rise, and taking money out when they expect the market to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who did not generate the costs. Therefore, the Fund discourages short-term trading by, among other things, closely monitoring daily transactions.


INVESTMENT STRATEGIES

This section explains how Vanguard Explorer Fund's investment advisers pursue the objective of long-term capital growth. It also explains several important risks faced by investors in the Fund. Unlike the Fund's investment objective, these investment strategies are not fundamental and can be changed by the Fund's Board of Directors without shareholder approval. However, before making any important change in its strategies, the Fund will give shareholders 30-days notice in writing.

                                PLAIN TALK ABOUT
                    LARGE-CAP, MID-CAP, AND SMALL-CAP STOCKS

Stocks of publicly traded companies -- and mutual funds that hold these stocks -- can be classified by the companies' market value, or capitalization. Vanguard defines large-capitalization, or large-cap, funds as those holding stocks of companies with an average total market value of their outstanding shares exceeding $5 billion. Mid-cap funds hold stocks of companies with an average market value between $1 billion and $5 billion. Small-cap funds hold stocks of companies with an average market value of less than $1 billion.

MARKET EXPOSURE

The Fund invests chiefly in the common stock of small-capitalization companies that offer strong growth potential with little or no dividend income. At times, the Fund may also invest in securities that are convertible into common stock.

[WARNING FLAG]  THE FUND IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY
                THAT STOCK PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN EXTENDED PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING STOCK PRICES AND PERIODS OF FALLING STOCK PRICES.

   To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns (dividend income plus change in market value) for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Composite Stock Price Index, a widely used barometer of stock market activity. Note that the returns shown do not include the costs of buying and selling stocks or any other expenses that a real-world investment portfolio would incur. Note, also, how the gap between the best and worst returns tends to narrow over the long term.

--------------------------------------------------------------------
                        U.S. STOCK MARKET RETURNS (1926 - 1996)
--------------------------------------------------------------------
                     1 YEAR        5 YEARS     10 YEARS    20 YEARS
--------------------------------------------------------------------
Best                   53.9%         23.9%       20.1%      16.9%
Worst                - 43.3        - 12.5       - 0.9        3.1

Average                12.7          10.4        10.8       10.8
--------------------------------------------------------------------

   The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 1996. For example, while the average return on stocks for all of the 5-year periods was 10.4%, returns for these 5-year periods ranged from a -12.5% average (from 1928 through 1932), to 23.9% (from 1951 through 1955). These average returns reflect past performance on common stocks and should not be regarded as an indication of future returns from either the stock market as a whole or this Fund in particular.

   Keep in mind that Vanguard Explorer Fund focuses on the stocks of smaller companies. Small-cap stocks have historically been more volatile than -- and at times have performed quite differently from -- the large-cap stocks found in the S&P 500 Index. This is due to several factors, including less-certain growth and dividend prospects for smaller companies. For these reasons and because Vanguard Explorer Fund does not hold the same securities held in the S&P 500 Index or any other market index, the performance of the Fund will not mirror the returns of any particular index.

[WARNING FLAG]  THE FUND IS SUBJECT TO OBJECTIVE RISK, WHICH IS THE POSSIBILITY
                THAT THE RETURNS FROM STOCKS OF SMALL COMPANIES WILL TRAIL RETURNS FROM THE OVERALL STOCK MARKET. AS A GROUP, THESE STOCKS TEND TO GO THROUGH CYCLES OF OUTPERFORMANCE AND UNDERPERFORMANCE IN COMPARISON TO COMMON STOCKS IN GENERAL. THESE CYCLES HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.

SECURITY SELECTION

In an attempt to ensure broad diversification, Explorer Fund employs two investment advisers, each of whom independently chooses and maintains a portfolio of common stocks for the Fund. Each adviser is responsible for investing a specific percentage of the Fund's assets. Before the Fund makes a significant change in an adviser's percentage, shareholders will receive 30-days notice, in writing.

   The two advisers employ active investment management methods, which means securities are bought and sold according to the advisers' judgments about companies and their financial prospects, and about the stock market and the economy in general.

   Each uses somewhat different processes to select securities for its portion of the Fund; however, each is committed to buying stocks of small companies that, in the adviser's opinion, have strong growth potential.

   Granahan Investment Management, Inc. (Granahan), which is responsible for roughly 53% of the Fund's assets, groups its securities into three categories as part of its selection process. The first category, Core Growth (which makes up 50% to 75% of Granahan's portion of the Fund's assets), emphasizes companies that produce a well-known or established product and, as a result, have a proven record of growth and a strong market position. The second category, Pioneers (10% to 25%), is comprised of companies that offer unique products or technologies that may lead to new products or expansion into new markets; these stocks are chosen based on Granahan's estimate of the company's growth potential compared to its market value. Finally, companies in the Special Value category (10% to 25%) do not have exceptional records of past growth, but are undervalued in the general marketplace; Granahan emphasizes those companies with expectations of future growth over a period of several years.

   Wellington Management Company, LLP (WMC), which is responsible for approximately 42% of the Fund's assets, uses traditional methods -- research and analysis -- to select stocks that it feels have exceptional growth potential. Often, however, WMC's portfolio of stocks will include value stocks as well as growth stocks.

   WMC constructs its portfolio on a stock-by-stock basis and continually monitors the portfolio so that a potential problem with a stock can be recognized before any harm is done to the Fund. To help protect against risk, the Fund holds a number of stocks within industries that the adviser finds attractive.

   The remaining 5% of Vanguard Explorer Fund's assets is held in cash reserves and managed, at no cost, by The Vanguard Group, Inc.

   The top ten holdings (which amounted to 10% of the Fund's total net assets) as of October 31, 1996, follow.

    1.  Air Express International
    2.  Dionex Corp.
    3.  Haemonetics Corp.
    4.  Newpark Resources
    5.  Valmont Industries, Inc.
    6.  Encad Inc.
    7.  Coachman Industries, Inc.
    8.  Catalina Marketing Corp.
    9.  Acxiom Corp.
   10.  Smith International, Inc.

   Keep in mind that, because the makeup of the Fund changes daily, this listing is only a "snapshot" at one point in time.

[WARNING FLAG]  is subject to manager risk, which is the possibility that either
                Granahan or WMC -- or both -- may do a poor job of selecting stocks.

PORTFOLIO TURNOVER

Although the Fund generally seeks to invest for the long term, it retains the right to sell securities regardless of how long they have been held. The Fund's average turnover rate for the past ten years has been about 44%. (A turnover rate of 100% would occur, for example, if the Fund sold and replaced securities valued at 100% of its total net assets within a one-year period.)

                                PLAIN TALK ABOUT
                            PORTFOLIO DIVERSIFICATION

In general, the more diversified a fund's portfolio of stocks, the less likely that a specific stock's poor performance will hurt the fund. One measure of a fund's level of diversification is the percentage of total net assets represented by its ten largest holdings. The average U.S. equity mutual fund has about 25% of its assets invested in its ten largest holdings, while some less diversified mutual funds have more than 50% of their assets invested in the stocks of just ten companies.

                                PLAIN TALK ABOUT
                               PORTFOLIO TURNOVER

Before investing in a mutual fund, you should review its portfolio turnover rate for an indication of the potential effect of transaction costs on the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. The average turnover rate for actively managed funds investing in common stocks is about 78%.

                                PLAIN TALK ABOUT
                                  THE RISKS OF
                             INTERNATIONAL INVESTING

Because foreign stock markets operate differently from the U.S. market, Americans investing abroad will encounter risks not typically associated with U.S. companies. For instance, foreign countries are not subject to the same accounting, auditing, and financial reporting standards and practices as U.S. companies, and may not be as liquid as similar U.S. companies. In addition, foreign stock exchanges, brokers, and companies generally have less government supervision and regulation than in the U.S. These factors, among others, could negatively impact the returns Americans receive from a foreign investment. For more information about foreign investment risk, see the Statement of Additional Information.

INVESTMENT POLICIES

Besides investing in stocks of small or emerging companies, Vanguard Explorer Fund may follow a number of investment policies to achieve its objective.

   The Fund may invest as much as 20% of its assets in foreign securities. These securities can be traded in either U.S. or foreign markets.

[WARNING FLAG]  BECAUSE OF ITS FOREIGN INVESTMENTS, THE FUND IS SUBJECT TO
                COUNTRY RISK AND CURRENCY RISK. COUNTRY RISK IS THE POSSIBIL-ITY THAT POLITICAL EVENTS (SUCH AS A WAR), FINANCIAL PROBLEMS (SUCH AS GOVERNMENT DEFAULT), OR NATURAL DISASTERS (SUCH AS AN EARTHQUAKE) WILL WEAKEN A COUNTRY'S ECONOMY AND CAUSE INVESTMENTS IN THAT COUNTRY TO LOSE MONEY. CURRENCY RISK IS THE POSSIBILITY THAT A "STRONGER" U.S. DOLLAR WILL REDUCE RETURNS FOR AMERICANS INVESTING OVERSEAS. GENERALLY, WHEN THE DOLLAR RISES IN VALUE AGAINST A FOREIGN CURRENCY, YOUR INVESTMENT IN THAT COUNTRY LOSES VALUE BECAUSE ITS CURRENCY IS WORTH FEWER U.S. DOLLARS.

                                PLAIN TALK ABOUT
                                   DERIVATIVES

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Futures and options are derivatives that have been trading on regulated exchanges for more than two decades. These "traditional" derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. It is these characteristics that differentiate futures and options from the relatively new, exotic types of derivatives -- some of which can carry considerable risks.


   The Fund may invest up to 15% of its assets in restricted securities with limited marketability or other illiquid securities.

   The Fund may also invest in derivatives.

[WARNING FLAG]  THE FUND RESERVES THE RIGHT TO INVEST, TO A LIMITED EXTENT, IN
                STOCK FUTURES AND OPTIONS CONTRACTS, WHICH ARE TRADITIONAL TYPES OF DERIVATIVES.

   Losses (or gains) involving futures can sometimes be substantial -- in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a portfolio. The Fund will not use futures and options for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. Rather, the Fund will keep separate cash reserves or short-term cash-equivalent securities in the amount of the obligation underlying the futures or options contract. Only a limited percentage of the Fund's total assets -- 5% -- may be applied to future contract deposits and no more than 20% may be committed to such contracts.

   The reasons for which the Fund will invest in futures and options are:

- To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.

-  To make it easier to trade.

- To reduce costs by buying futures instead of actual stocks when futures are cheaper.

   The Fund will usually hold only a small percentage of its assets in cash reserves, although if an investment adviser believes that market conditions warrant a temporary defensive measure, the Fund may hold cash reserves without limit.

                                PLAIN TALK ABOUT
                                  CASH RESERVES

With mutual funds, holding cash reserves -- or "cash" -- does not mean literally that the fund holds a stack of currency. Rather, cash reserves also refer to short-term, interest-bearing securities that can easily and quickly be converted to cash, as described in the prospectus glossary. (Most mutual funds keep at least a small percent of assets in cash to accommodate shareholder redemptions.) While some funds strive to keep cash levels at a minimum and to always remain fully invested in stocks, other equity funds allow investment advisers to hold up to 20% of a fund's assets in cash reserves.

INVESTMENT LIMITATIONS

To reduce risk and maintain diversification, the Fund has adopted limits on some of its investment policies. Specifically, the Fund will not:

-  Invest more than 25% of its assets in any one industry.

- Borrow money, except for temporary emergency purposes, in an amount that will exceed 15% of its assets. If the Fund borrows more than 5% of its assets, it will stop making investments. With respect to 75% of its assets, this Fund will not:

-  Invest more than 5% in the securities of any one company.

-  Buy more than 10% of the outstanding voting shares of any company.

   The limitations listed in this prospectus and in the Statement of Additional Information are fundamental and may be changed only by approval of a majority of the Fund's shareholders.

                                PLAIN TALK ABOUT
                                PAST PERFORMANCE

Whenever you see information on a fund's performance, do not consider the figures to be an indication of the performance you could expect by making an investment in the fund today. The past is an imperfect guide to the future; history does not repeat itself in neat, predictable patterns.

INVESTMENT PERFORMANCE

Vanguard Explorer Fund invests primarily in common stocks, so its performance is closely correlated to the overall stock market. Historically, performance of the stock markets, both foreign and domestic, has been characterized by sharp up-and-down swings in the short term and by more stable growth over the long term.

                          AVERAGE ANNUAL TOTAL RETURNS
                       FOR PERIODS ENDED OCTOBER 31, 1996

                                  [BAR GRAPH]

   The results shown above represent the Fund's "average annual total return" performance, which assumes that any distributions of capital gains and dividends were reinvested for the indicated periods. Also included is comparative information on the unmanaged Russell 2000 Index, a benchmark of small-capitalization stocks. The chart does not make any allowances for federal, state, or local income taxes that shareholders must pay on a current basis.

   In weighing these performance figures, note that the Fund has been in operation since December 11, 1967, and that Wellington Management Company, LLP was the sole investment adviser for the Fund until February 28, 1990, when the Fund and Vanguard Explorer II (a Granahan-managed fund with the same objective) merged.

                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS

As a shareholder, you are entitled to your share of a fund's income from interest and dividends, and gains from the sale of investments. You receive such earnings as either an income dividend or capital gains distribution. Income dividends come from the dividends that a fund earns from its holdings as well as interest it receives from money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. The capital gains are either short-term or long-term depending on whether the fund held the securities for less than or more than one year.

SHARE PRICE

The Fund's share price, called its net asset value, is calculated each business day after the close of regular trading (generally 4 p.m. Eastern time) of the New York Stock Exchange. Net asset value per share is computed by adding up the total value of the Fund's investments and other assets, subtracting any of its liabilities, or debts, and then dividing by the number of Fund shares outstanding:

                              TOTAL ASSETS  -  LIABILITIES
   NET ASSET VALUE  =    ---------------------------------------
                              NUMBER OF SHARES OUTSTANDING

   Daily net asset value, or NAV, is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own, gives you the dollar amount you would have received had you sold all of your shares back to the Fund that day.

   To help determine its daily share price, the Fund calculates the value of its foreign securities, if any, in U.S. dollars. The Fund uses the daily exchange rate employed by Morgan Stanley Capital International in the calculation of its own indexes. If Morgan Stanley's exchange rate is not available, the Fund uses a rate according to policies set by its Board of Directors.

   The Fund's share price can be found in the mutual fund listings of most major newspapers under the heading Vanguard Group. Different newspapers use different abbreviations of the Fund's name, but the most common is EXPLR.


DIVIDENDS, CAPITAL GAINS, AND TAXES

Each December, the Fund distributes to shareholders virtually all of its income from interest and dividends, as well as any capital gains realized from the sale of securities.

   If you own shares of the Fund as an investment option in an employer-sponsored retirement or savings plan, these dividend and capital gains distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis. You will not owe taxes on these distributions until you begin withdrawals. You should consult your plan administrator, your plan's Summary Plan Document, or your own tax adviser about the tax consequences of an investment in the Portfolio and of any plan withdrawals.

   If your Vanguard Explorer Fund investment is not part of an employer-sponsored plan, you can receive distributions of income or capital gains in cash, or you may have them automatically reinvested in more shares of the Fund. Both dividend and capital gains distributions -- whether received in cash or reinvested in additional shares -- are subject to federal (and possibly state and local) income taxes, no matter how long you have held the shares in the Fund. You should consult your own tax adviser about other tax consequences of an investment in the Fund.

                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group, Inc. is the only MUTUAL mutual fund company. It is owned jointly by the funds it oversees and by the shareholders in those funds. Other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who bought the management company's publicly traded stock. Because of its structure, Vanguard operates its funds at cost. Instead of distributing profits from operations to a separate managing company, Vanguard returns profits to fund shareholders in the form of lower operating expenses.


THE FUND AND VANGUARD

Vanguard Explorer Fund is a member of The Vanguard Group, a family of more than 30 investment companies with more than 90 distinct investment portfolios and total net assets of more than $240 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.

   Vanguard also provides marketing services to the Funds. Although shareholders do not pay sales commissions or 12b-1 marketing fees, each Fund pays its allocated share of The Vanguard Group's costs.

   A list of the Fund's directors and officers, and their present positions and principal occupations during the past five years, can be found in the Statement of Additional Information.

INVESTMENT ADVISERS

The Fund employs two investment advisers who independently manage a percentage of the Fund's assets subject to the control of the Officers and Directors of the Fund.

   Granahan Investment Management, Inc., 275 Wyman Street, Waltham, MA 02154, is an investment advisory firm specializing in small-company stock investments. Founded in 1985, Granahan currently manages about $1.2 billion in assets. As of October 31, 1996, Granahan managed 53% of Vanguard Explorer Fund.

   Granahan is paid an advisory fee each quarter that is based on its portion's average month-end assets for the quarter.

                    ----------------------------------------
                     NET ASSETS                   BASIC FEE
                    ----------------------------------------
                     First $500 million              0.30%
                     Next $250 million               0.20
                     Next $250 million               0.15
                     Assets over $1 billion          0.10
                    ----------------------------------------

   Granahan's quarterly advisory fee may be increased or decreased based upon the total return performance of its portion of Explorer Fund compared to that of the Russell 2000 Index.

                                PLAIN TALK ABOUT
                               THE FUND'S ADVISERS

The individuals primarily responsible for Vanguard Explorer Fund are:

   JOHN J. GRANAHAN, Founder and President of Granahan Investment Management, Inc.; 34 years investment experience (17 years with Granahan and 17 years with WMC); B.S. from St. Joseph's University, Graduate Fellow of Catholic University of America.

   KENNETH L. ABRAMS, Senior Vice President of Wellington Management Company, LLP; 11 years investment experience (all with WMC); B.A. and M.B.A. from Stanford University.

   Wellington Management Company, LLP (WMC), 75 State Street, Boston, MA 02109, was founded in 1933. The investment advisory firm currently manages more than $130 billion in stock and bond portfolios, including 13 Vanguard funds. As of October 31, 1996, WMC managed 42% of the Fund's assets.

   WMC is paid an advisory fee each quarter that is based on its portion's average month-end assets for the quarter.

              -------------------------------------
               NET ASSETS                BASIC FEE
              -------------------------------------
               First $500 million           0.25%
               Next $250 million            0.20
               Next $250 million            0.15
               Assets over $1 billion       0.10
              -------------------------------------

   WMC's quarterly advisory fee may be adjusted based upon the total return performance of its portion of Explorer Fund compared to that of the Russell 2000 Index. Under the fee schedule, WMC's base fee may be increased or decreased by as much as 50%. This incentive/penalty fee will not be fully operable until May 1, 1999. Until that date, the incentive/penalty will be calculated using certain transition rules that are explained in the Statement of Additional Information.

   Any Fund assets held in cash (which, as of October 31, 1996, equaled 5% of the Fund's assets) are managed, at no cost to the Fund, by The Vanguard Group, Inc.

   For the fiscal year ended October 31, 1996, the total fee paid by Vanguard Explorer Fund to its advisers was approximately $4.70 million, which included a base fee of $4.31 million and an incentive of $393,000. Note, however, that WMC's portion of the base fee and the incentive were calculated under its former agreement, which was replaced on August 1, 1996.

   The agreements with WMC and Granahan authorize the advisers to choose brokers or dealers to handle the purchase and sale of the Fund's securities, and directs the advisers to get the best available price and most favorable execution from these brokers with respect to all transactions. The advisers consider the full range and quality of brokerage services available when making these determinations.

   The board of directors may, without prior approval from shareholders, change the terms of the advisory agreements or hire a new investment adviser as either a replacement adviser or as an additional adviser. However, no such change would be made before giving shareholders 30-days notice, in writing.

GENERAL INFORMATION

Vanguard Explorer Fund, Inc. is a corporation organized under the laws of the state of Maryland. Shareholders of the Fund have rights and privileges similar to those enjoyed by other corporate shareholders. For example, shareholders will not be responsible for any liabilities of the corporation. If any matters are to be voted on by shareholders (such as a change in a fundamental investment objective or the election of directors), each share outstanding at that point would be entitled to one vote. Annual meetings will not be held by the Fund except as required by the Investment Company Act of 1940. A meeting will be scheduled (for example, to vote on the removal of a director) if the holders of at least 10% of the Fund's shares request a meeting in writing.

INVESTING WITH VANGUARD

FOR PLAN PARTICIPANTS

Vanguard Explorer Fund is an investment option in your retirement or savings plan. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.

- If you have any questions about the Fund or Vanguard, including the Fund's investment objective, strategies, or risks, contact Vanguard's Participant Services Department, toll-free, at 1-800-523-1188.

- If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

INVESTMENT OPTIONS AND ALLOCATIONS

Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.

TRANSACTIONS

Contributions, exchanges, or redemptions of the Fund's shares are processed as soon as they have been received by Vanguard in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.

EXCHANGES

The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. However, because excessive exchanges can potentially disrupt the management of the Fund and increase its transaction costs, Vanguard reserves the right to refuse any exchange request. In addition, certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions. Contact your plan administrator for details on the exchange policies that apply to your plan.

   Before making an exchange, you should consider the following:

- Before you exchange to another Vanguard fund available in your plan, you should read that fund's prospectus. Contact Participant Services, toll-free, at 1-800-523-1188 for a copy.

- Vanguard can accept exchanges only as permitted by your plan. Your plan administrator can explain how frequently exchanges are allowed.

FOR OTHER INSTITUTIONAL INVESTORS

If you have questions about Vanguard Explorer Fund, including how to establish an account, call Vanguard, toll-free, at 1-800-523-1036.

   If you have questions about an existing account, contact your Vanguard account administrator.

TRANSACTIONS

Purchases, exchanges, or redemptions of the Fund's shares are processed as soon as they have been received by Vanguard in good order. Good order means that your request includes complete information on your purchase, exchange, or redemption, and that Vanguard has received the appropriate assets. The price of shares bought, exchanged, or sold will be the Fund's next-determined net asset value after Vanguard has processed your request, provided your request has been received before 4 p.m. Eastern time.

Vanguard must consider the interests of all Fund shareholders and so reserves the right to ...

- Delay or reject any purchase or exchange request that may disrupt the Fund's operation or performance.

- Revise or terminate the exchange privilege or limit the amount of an exchange, at any time, without notice.

-  Take up to seven days to deliver your redemption proceeds.

- Pay redemption proceeds -- in whole or in part -- through a distribution in kind of readily marketable securities.


ACCESSING FUND INFORMATION BY COMPUTER

VANGUARD ONLINE(SM)
KEYWORD: Vanguard

Use your personal computer to learn more about Vanguard funds and services; map out a long-term investment strategy; and ask questions, make suggestions, and send messages to Vanguard. Vanguard Online is offered through America Online(R)
(AOL). To establish an AOL account, call 1-800-238-6336.


VANGUARD ON THE WORLD WIDE WEB
http://www.vanguard.com

Use your personal computer to visit Vanguard's education-oriented website, which provides timely news and information about Vanguard funds and services; an on-line "university" that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.


SHARES OF THE FUND MAY ONLY BE SOLD IN THOSE STATES IN WHICH THEY ARE REGISTERED. THE FUND'S SHARES ARE CURRENTLY REGISTERED FOR SALE IN ALL 50 STATES, AND THE FUND INTENDS TO MAINTAIN SUCH REGISTRATION.

                                PLAIN TALK ABOUT
                             KEEPING YOUR PROSPECTUS

Reading this prospectus will help you to decide whether Vanguard Explorer Fund is suitable for your investment goals. If you decide to invest, don't throw the prospectus out; you will no doubt need it for future reference.

PROSPECTUS POSTSCRIPT

This prospectus is designed to provide you with pertinent information about Vanguard Explorer Fund, including its investment objective, risks, strategies, and expenses, as well as services available to you as a shareholder.

   It is important that you understand these facts so that you can decide whether an investment in this Fund is right for you. The following questions offer a quick review of some of the subjects covered by this prospectus.

IN READING THE PROSPECTUS, DID YOU LEARN ...

   / /  The Fund's objective? (page 4)

   / /  The Fund's investment strategies? (page 5)

   / /  Who should invest in the Fund? (page 4)

   / /  The risks associated with the Fund? (pages 4 - 8)

   / /  Whether the Fund is federally insured? (inside front cover)

   / /  The Fund's expenses? (page 2)

   / /  The background of the Fund's investment managers? (page 12)

GLOSSARY OF INVESTMENT TERMS


CAPITAL GAINS DISTRIBUTION

Payment to mutual fund shareholders of gains realized during the year on securities that the fund has sold at a profit, minus any realized losses.

CASH RESERVES

Cash deposits as well as short-term bank deposits, money market instruments, U.S. Treasury bills, commercial paper, and bankers acceptances.

COMMON STOCK

A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

COUNTRY RISK

The possibility that events such as changes in regulation, political or financial troubles, or natural disasters will weaken a country's economy and adversely affect the market value of securities issued by companies or governments in that country.

CURRENCY RISK

The possibility that an American's foreign investment will lose money because of unfavorable exchange rate movements.

DIVIDEND INCOME

Payment to shareholders of income from interest or dividends generated by a fund's investments.

DOLLAR-COST AVERAGING

Investing equal amounts of money at regular intervals on an ongoing basis. This technique ensures that an investor buys fewer shares when prices are high and more shares when prices are low.

EXPENSE RATIO

The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes account management fees, administrative fees, and any 12b-1 marketing fees.

INVESTMENT ADVISER

An organization that makes the day-to-day decisions regarding a portfolio's investments.

MUTUAL FUND

An investment company that pools the money of many people and invests it in a variety of securities in an attempt to achieve a specific objective over time.

NET ASSET VALUE (NAV)

The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.

PORTFOLIO DIVERSIFICATION

Holding a variety of securities so that a portfolio's return is not hurt by the poor performance of a single security or industry.

PRINCIPAL

The amount of your own money you put into an investment.

SECURITIES

Stocks, bonds, and other investment vehicles.

TOTAL RETURN

A percentage change, over a specified time period, in a mutual fund's net asset value, with the ending net asset value adjusted to account for the reinvestment of all distributions of dividends and capital gains.

VOLATILITY

The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations between its high and low prices.

YIELD

Current income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                       [THE VANGUARD GROUP LOGO]
                                                       Institutional Division
                                                       Post Office Box 2900
                                                       Valley Forge, PA 19482


FOR PARTICIPANTS IN
EMPLOYER-SPONSORED PLANS

PARTICIPANT SERVICES DEPARTMENT
1-800-523-1188
TEXT TELEPHONE:
1-800-523-8004

For information on the
Vanguard Funds in your plan,
Monday through Friday
8:30 a.m. to 7:00 p.m.,
Eastern time


FOR OTHER INSTITUTIONAL
INVESTORS
1-800-523-1036

For information on Vanguard
Funds and services


ELECTRONIC ACCESS TO THE
VANGUARD MUTUAL FUND
EDUCATION AND INFORMATION
CENTER

On America Online(R)
Keyword: Vanguard

On the World Wide Web
http://www.vanguard.com

To send e-mail to Vanguard
VGOnline@aol.com


                                             (C) 1997 Vanguard Marketing
                                             Corporation, Distributor


                                             I024N

                                     PART B

                          VANGUARD EXPLORER FUND, INC.

                      STATEMENT OF ADDITIONAL INFORMATION


                               FEBRUARY 21, 1997



     This Statement is not a prospectus but should be read in conjunction with the Fund's current Prospectus (dated February 21, 1997). To obtain the Prospectus please call the Investor Information Department:


                                 1-800-662-7447

                               TABLE OF CONTENTS


                                                                                            PAGE
                                                                                            ----
Investment Objective and Policies.........................................................     1
Purchase of Shares........................................................................     5
Redemption of Shares......................................................................     6
Dividends and Capital Gains Distributions.................................................     6
Yield and Total Return....................................................................     6
Investment Limitations....................................................................     6
Management of the Fund....................................................................     7
Investment Advisory Services..............................................................    10
Portfolio Transactions....................................................................    16
General Information About the Fund........................................................    16
Performance Measures......................................................................    17
Financial Statements......................................................................    19


                       INVESTMENT OBJECTIVE AND POLICIES


     The objective of the Fund is to provide long-term capital growth. The Fund invests primarily in the equity securities of small companies. Dividend income is expected to be incidental to this objective. There is no assurance that the Fund will achieve its stated objective. The objective of the Fund is fundamental. The following policies supplement the Fund's investment policies set forth in the Prospectus.


     REPURCHASE AGREEMENTS The Fund may invest in repurchase agreements with commercial banks, brokers or dealers either for defensive purposes due to market conditions or to generate income from its excess cash balances. A repurchase agreement is an agreement under which the Fund acquires a money market instrument (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by a custodian bank until repurchased. In addition, the Fund's Board of Directors will monitor the Fund's repurchase agreement transactions generally and will establish guidelines and standards for review by the investment adviser of the creditworthiness of any bank, broker or dealer party to a repurchase agreement with the Fund. No more than an aggregate of 15% of the Fund's assets, at the time of investment, will be invested in repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations. See "Restricted or Illiquid Securities" on page 5.

     The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and therefore the realization by the Fund on such collateral may be automatically stayed. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Fund's management acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.

     LENDING OF SECURITIES The Fund may lend its portfolio securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities, or completing arbitrage operations. By lending its portfolio securities, the Fund attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund may lend its portfolio securities to qualified brokers, dealers, banks or other financial institutions, so long as the terms and the structure of such loans are not inconsistent with the Investment Company Act of 1940, or the Rules and Regulations or interpretations of the Securities and Exchange Commission thereunder, which currently require that (a) the borrower pledges and maintains with the Fund collateral consisting of cash, a letter of credit, or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower adds to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan is made subject to termination by the Fund at any time, and (d) the Fund receives reasonable interest on the loan (which may include the Fund's investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. The Fund will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 33 1/3% of the Fund's total assets. Loan arrangements made by the Fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Directors.

     At the present time, the Staff of the Commission does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's directors (trustees). In addition, voting rights pass with the loaned securities, but if a material event will occur affecting an investment on loan, the loan must be called and the securities voted.


     FUTURES CONTRACTS AND OPTIONS The Fund may enter into futures contracts, options, and options on futures contracts for several reasons: to maintain cash reserves while simulating full investment, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract is priced more attractively than the underlying equity security or index. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government agency. Assets committed to futures contracts will be segregated at the Fund's custodian bank to the extent required by law.


     Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

     Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded.

     After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

     Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the underlying securities. The Fund intends to use futures contracts only for bonafide hedging purposes.

     Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bonafide hedging transactions. The Fund will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, the Fund expects that approximately 75% of its futures contract purchases will be "completed;" that is, equivalent amounts of related securities will have been purchased or are being purchased by the Fund upon sale of open futures contracts.

     Although techniques other than the sale and purchase of futures contracts could be used to control the Fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Fund will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

     RESTRICTIONS ON THE USE OF FUTURES CONTRACTS The Fund will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of the Fund's total assets. In addition, the Fund will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of the Fund's total assets.

     RISK FACTORS IN FUTURES TRANSACTIONS Positions in futures contracts may be closed out only on an Exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability of the Fund to hedge its portfolio effectively. The Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

     The risk of loss in trading futures contracts in some strategies can be substantial, due to both the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. The Fund also bears the risk that the Advisers will incorrectly predict future market trends. However, because the futures strategies of the Fund are engaged in only for hedging purposes, the Fund will not be subject to the risks of loss frequently associated with futures transactions. The Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

     Utilization of futures transactions by the Fund does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. It is also possible that the Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

     FEDERAL TAX TREATMENT OF FUTURES CONTRACTS The Fund is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on futures contracts held as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by the Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. The Fund may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the Fund.

     In order for the Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities and other income derived with respect to its business of investing in securities. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Fund's annual gross income. It is anticipated that any net gain realized from the closing out of futures contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement. In order to avoid realizing excessive gains on securities held less than three months, the Fund may be required to defer the closing out of futures contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on futures contracts, which have been open for less than three months as of the end of the Fund's fiscal year and which are recognized for tax purposes, will not be considered gains on securities held less than three months for the purpose of the 30% test.

     The Fund will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Fund's fiscal year) on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Fund's other investments and shareholders will be advised on the nature of the payments.


     FOREIGN INVESTMENTS As indicated in the Prospectus, the Fund may invest up to 20% of its assets in foreign securities and may engage in currency transactions with respect to such investments. Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies.

     Country Risk As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.


     Although the Fund will endeavor to achieve most favorable execution costs in its portfolio transactions in foreign securities, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodial arrangements of the portfolio's foreign securities will be somewhat greater than the expenses for the custodian arrangement for handling U.S. securities of equal value.


     Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income the Fund receives from its foreign investments.

     Currency Risk Since the stocks of foreign companies are frequently denominated in foreign currencies, and since the Fund may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Fund will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of the Fund permit it to enter into forward foreign currency exchange contracts in order to hedge holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

     RESTRICTED OR ILLIQUID SECURITIES The Fund is authorized to invest up to 15% of its net assets in restricted or illiquid securities. Illiquid Securities are securities that may not be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on the Fund's books. Restricted securities are those which are not registered under the Securities Act of 1933 and which are generally issued in small quantities to institutional or individual investors. Restricted securities can be sold only in a privately negotiated transaction or after the filing of a registration statement. The market for such securities is generally illiquid.

     If the Fund chooses to sell a restricted security by filing a registration statement, the filing may involve a considerable delay, during which time the market value of the security may decline. Because of the illiquid market for restricted securities, the announcement of the Fund's decision to sell a restricted security may also depress the security's price. In certain cases, the Fund may also be obligated to pay all or part of the security's registration expenses, which may be substantial.


     Securities that are unregistered that can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act will not be considered illiquid for the purpose of this limitation, as long as it is determined by the Fund's adviser that an adequate trading market exists for the security.


                               PURCHASE OF SHARES

     The purchase price of shares of the Fund is the net asset value next determined after the order is received. The net asset value is calculated as of the close of the New York Stock Exchange on each day the Exchange is open for business. An order received prior to the close of the Exchange (generally 4:00 P.M. Eastern time) will be executed at the price computed on the date of receipt, and an order received after the close of the Exchange will be executed at the price computed on the next day the Exchange is open.

     The Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interests of the Fund, and (iii) to reduce or waive the minimum investment for, or any other restrictions on, initial and subsequent investments for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of the Fund's shares.

                              REDEMPTION OF SHARES

     The Fund may suspend redemption privileges or postpone the date of payment
(i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit.

     The Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid in whole or in part in readily marketable investment securities or in cash, as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "The Fund's Share Price" and a redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.

     No charge is made by the Fund for redemptions. Any redemption may be more or less than the shareholder's cost depending on the market value of the Fund's portfolio securities.

                   DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

     The Fund's policy is to distribute annually substantially all of its net investment income, if any, together with any net realized capital gains, after the close of the Fund's fiscal year. Dividend income is expected to be negligible, and the amount of any capital gains distributions cannot be predicted.

     Any dividend or distribution paid shortly after the purchase of shares by an investor may have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes.

     Unless the shareholder elects otherwise, dividends and capital gains distributions are paid in additional shares which are credited to the shareholder's account. Any dividend and distribution election will remain in effect until the Fund's Transfer Agent is notified by the shareholder in writing to change the election at least three days prior to the record date. An account statement is sent to shareholders whenever an income dividend or capital gains distribution is paid.

                             YIELD AND TOTAL RETURN


     The yield of the Fund for the thirty-day period ended October 31, 1996 was 0.57%.



     The average annual total returns for the Fund for the one-, five- and ten-year periods ending October 31, 1996, were +17.97%, +14.87% and +12.37%, respectively. Total return is computed by determining the average compounded rates of return over the one-, five- and ten-year periods set forth above that would equate an initial amount invested at the beginning of the periods to the ending redeemable value of the investment.


                             INVESTMENT LIMITATIONS

     The Fund is subject to the following restrictions which may not be changed without the approval of the lesser of (i) 67 percent or more of the voting securities present at a meeting if the holders of more than

50 percent of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50 percent of the outstanding voting securities of the Fund. The Fund will not:

      1) make investments in commodities or real estate, although it may purchase and sell securities of companies which deal in real estate or interests therein, and except that the Fund may invest in stock futures contracts and stock options (only for hedging purposes) to the extent that not more than 5% of its assets are required as deposit to secure obligations under futures contracts and not more than 20% of its assets are invested in futures contracts and options at any time;

      2) make loans, except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements) which are either publicly distributed or customarily purchased by institutional investors and
         (ii) as provided under "Lending of Securities" (page 2);

      3) engage in the business of underwriting securities issued by others except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities;

      4) purchase or otherwise acquire illiquid securities if, as a result, more than 15% of its net assets would be invested in securities that are illiquid (included in this limitation is the Fund's investment in The Vanguard Group, Inc.);

      5) purchase securities on margin or make short sales except as specified in investment limitation No. 1 above;

      6) invest more than 25% of its assets in any one industry;

      7) invest for the purpose of exercising control over management of any company;

      8) invest its assets in the securities of other investment companies except as may be acquired as part of a merger, consolidation or acquisition of assets approved by the Fund's shareholders or otherwise to the extent permitted by Section 12 of the Investment Company Act of 1940. The Fund will invest only in investment companies which have investment objectives and investment policies consistent with those of the Fund;

      9) with respect to 75% of the value of its total assets, purchase the securities of any issuer (except obligations of the United States government and its instrumentalities) if as a result the Fund would hold more than 10% of the outstanding voting securities of the issuer, or more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer;

     10) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value; and

     11) borrow money, except that the Fund may borrow from banks (or through reverse repurchase agreements), for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, in an amount not exceeding 15% of the value of the Fund's net assets (including the amount borrowed and the value of any outstanding reverse repurchase agreements) at the time the borrowing is made. Whenever borrowings exceed 5% of the value of the Fund's net assets, the Fund will not make any additional investments.

     Notwithstanding these limitations, the Fund may own all or any portion of the securities of, or make loans to, or contribute to the costs or other financial requirements of any company which will be wholly owned by the Fund and one or more other investment companies and is primarily engaged in the business of providing, at-cost, management, administrative or related services to the Fund and other investment companies. See "Management of the Fund."

     The above-mentioned limitations are considered at the time investment securities are purchased.


                             MANAGEMENT OF THE FUND


OFFICERS AND DIRECTORS


     The Fund's Officers, under the supervision of the Board of Directors, manage the day-to-day operations of the Fund. The Directors set broad policies for the Fund and choose its Officers. A list of the Directors and

Officers of the Fund and a brief statement of their present positions and principal occupations during the past five years is set forth below.


     The mailing address of the Fund's Directors and Officers is Post Office Box 876, Valley Forge, PA 19482.


JOHN C. BOGLE, Chairman and Director*

     Chairman and Director of The Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group; Director of The Mead Corporation, General Accident Insurance, and Chris-Craft Industries, Inc.


JOHN J. BRENNAN, President, Chief Executive Officer and Director*
     President, Chief Executive Officer and Director of The Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN, Director

     Chairman Emeritus and Director of Rhone-Poulenc Rorer, Inc.; Director of Sun Company, Inc. and Westinghouse Electric Corporation.


BARBARA BARNES HAUPTFUHRER, Director
     Director of The Great Atlantic and Pacific Tea Company, ALCO Standard Corp., Raytheon Company, Knight-Ridder, Inc., and Massachusetts Mutual Life Insurance Co. and Trustee Emerita of Wellesley College.

BRUCE K. MACLAURY, Director
     President Emeritus of The Brookings Institution; Director of American Express Bank, Ltd., The St. Paul Companies, Inc., and National Steel Corporation.

BURTON G. MALKIEL, Director
     Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corporation, Baker Fentress & Co., The Jeffrey Co., and Southern New England Communications Company.

ALFRED M. RANKIN, JR., Director
     Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of The BFGoodrich Company, and The Standard Products Company.

JOHN C. SAWHILL, Director

     President and Chief Executive Officer, The Nature Conservancy; formerly, Director and Senior Partner, McKinsey & Co., President, New York University; Director of Pacific Gas and Electric Company, Procter & Gamble Company and NACCO Industries.


JAMES O. WELCH, JR., Director

     Retired Chairman of Nabisco Brands, Inc.; Retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc. and of Kmart Corporation.


J. LAWRENCE WILSON, Director
     Chairman and Chief Executive Officer of Rohm & Haas Company; Director of Cummins Engine Company; and Trustee of Vanderbilt University.

RAYMOND J. KLAPINSKY, Secretary*
     Senior Vice President and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND, Treasurer*
     Treasurer of The Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

KAREN E. WEST, Controller*

     Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.


---------------

*Officers of the Fund are "interested persons" as defined in the Investment
 Company Act of 1940.

VANGUARD GROUP

     Vanguard Explorer Fund is a member of The Vanguard Group of Investment Companies, which consists of more than 30 investment companies. Through their jointly-owned subsidiary, The Vanguard Group, Inc. ("Vanguard"), the Fund and the other Funds in the Group obtain at cost virtually all of their corporate management, administrative and distribution services. Vanguard also provides investment advisory services on an at-cost basis to some of the Vanguard Funds.

     Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the Funds and also furnishes the Funds with necessary office space, furnishings and equipment. Each Fund pays its share of Vanguard's total expenses, which are allocated among the Funds under procedures approved by the Board of Directors (Trustees) of each Fund. In addition, each Fund bears its own direct expenses, such as legal, auditing and custodian fees.

     The Fund's Officers are also Officers and employees of Vanguard. No Officer or employee owns, or is permitted to own, any securities of any external adviser for the Funds.

     The Vanguard Group adheres to a Code of Ethics established pursuant to Rule 17j-1 under the Investment Company Act of 1940. The Code is designed to prevent unlawful practices in connection with the purchase or sale of securities by persons associated with Vanguard. Under Vanguard's Code of Ethics certain officers and employees of Vanguard who are considered access persons are permitted to engage in personal securities transactions. However, such transactions are subject to procedures and guidelines substantially similar to those recommended by the mutual fund industry and approved by the U.S. Securities and Exchange Commission.


     The Vanguard Group was established and operates under a Funds' Service Agreement which was approved by the shareholders of each of the Funds. The Funds' Service Agreement provides for the following arrangement: (a) each Vanguard Fund may invest up to .40% of its current net assets in Vanguard, and
(b) there is no limit on the amount that each Vanguard Fund may contribute to Vanguard's capitalization. The amounts which each of the Funds has invested are adjusted from time to time in order to maintain the proportionate relationship between each Fund's relative net assets and its contribution to Vanguard's capital. At October 31, 1996, Vanguard Explorer Fund had contributed capital of $214,000 to Vanguard, representing 1.1% of Vanguard's capitalization.



     MANAGEMENT Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the Funds by third parties. During the fiscal year ended October 31, 1996, the Fund's share of Vanguard's actual net costs of operation relating to management and administrative services (including transfer agency) totaled approximately $6,647,000.


     DISTRIBUTION Vanguard provides all distribution and marketing activities for the Funds in the Group. Vanguard Marketing Corporation, a wholly-owned subsidiary of The Vanguard Group, Inc., acts as Sales Agent for shares of the Funds, in connection with any sales made directly to investors in the states of Florida, Missouri, New York, Ohio, Texas and such other states as it may be required.


     The principal distribution expenses are for advertising, promotional materials and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment companies which will become members of the Group. The Directors and Officers of Vanguard determine the amount to be spent annually on distribution activities, the manner and amount to be spent on each Fund, and whether to organize new investment companies.



     One half of the distribution expenses of a marketing and promotional nature is allocated among the Funds based upon their relative net assets. The remaining one half of these expenses is allocated among the Funds based upon each Fund's sales for the preceding 24 months relative to the total sales of the Funds as a Group, provided, however, that no Fund's aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional nature shall exceed 125% of the average distribution expense rate for the Group, and that no Fund shall incur annual distribution expenses in excess of .20 of 1% of its average month-end net assets. During the fiscal year ended October 31, 1996, the Fund paid approximately $369,000 of the Group's distribution and marketing expenses, which represented an effective annual rate of .02 of 1% of the Fund's average net assets.


     INVESTMENT ADVISORY SERVICES Vanguard also provides investment advisory services to: Vanguard Money Market Reserves; Vanguard Municipal Bond Fund, several Portfolios of Vanguard Fixed Income Securities Fund; Vanguard Bond Index Fund; Vanguard California Tax-Free Fund; Vanguard New Jersey Tax-Free Fund; Vanguard Florida Insured Tax-Free Fund; Vanguard New York Insured Tax-Free Fund; Vanguard Pennsylvania Tax-Free Fund; Vanguard Ohio Tax-Free Fund; Vanguard Index Trust; Vanguard International Equity Index Fund; Vanguard Balanced Index Fund; Vanguard Institutional Index Fund; several Portfolios of Van-guard Variable Insurance Fund, Vanguard Admiral Funds, Vanguard Tax-Managed Fund, Aggressive Growth Portfolio of Vanguard Horizon Fund, the Total International Portfolio of Vanguard STAR Fund; the REIT Index Portfolio of Vanguard Specialized Portfolios; a portion of Vanguard/Windsor II, a portion of Vanguard/Morgan Growth Fund as well as several indexed separate accounts. These services are provided on an at-cost basis from a money management staff employed directly by Vanguard. The compensation and other expenses of this staff are paid by the Funds utilizing these services.


     REMUNERATION OF DIRECTORS AND OFFICERS The Fund pays each Director, who is not also an Officer, an annual fee plus travel and other expenses incurred in attending Board meetings. The Fund's Officers and employees are paid by Vanguard which, in turn, is reimbursed by the Fund, and each other Fund in the Group, for its proportionate share of Officers' and employees' salaries and retirement benefits.


     During the fiscal year ended October 31, 1996, the Fund paid approximately $7,000 in Directors' fees and expenses to its "non-interested" Directors. The Fund's proportionate share of remuneration paid by Vanguard (and reimbursed by the Fund) during the fiscal year to all Officers of the Fund, as a group, was approxi-


mately $ --.



     Under its retirement plan, Vanguard contributes annually an amount equal to 10% of each eligible Officer's annual compensation plus 7% of that part of the eligible Officer's compensation during the year, if any, that exceeds the Social Security Taxable Wage Base then in effect. Under Vanguard's thrift plan, all eligible Officers are permitted to make pre-tax basic contributions in a maximum amount equal to 4% of total compensation which are matched by Vanguard on a 100% basis. Directors who are not Officers are paid an annual fee based on the number of years of service on the board, up to 15 years of service, upon retirement. The fee is equal to $1,000 for each year of service and each investment company member of The Vanguard Group contributes a proportionate amount to this fee based on its relative net assets. This fee is paid, subsequent to a Director's retirement, for a period of ten years or until the death of a retired Director. The Fund's proportionate share of retirement benefits paid by Vanguard on behalf of all eligible Officers of the Fund, as a group, during the fiscal year ended October 31, 1996 was approximately $1,650.



     The following table provides detailed information with respect to the amounts paid or accrued for the Directors for the fiscal year ended October 31, 1996.


                             VANGUARD EXPLORER FUND
                               COMPENSATION TABLE


                                AGGREGATE       PENSION OR RETIREMENT        ESTIMATED          TOTAL COMPENSATION
                               COMPENSATION      BENEFITS ACCRUED AS      ANNUAL BENEFITS     FROM ALL VANGUARD FUNDS
    NAMES OF DIRECTORS          FROM FUND       PART OF FUND EXPENSES     UPON RETIREMENT      PAID TO DIRECTORS(2)
---------------------------    ------------     ---------------------     ---------------     -----------------------
John C. Bogle(1)                     --                    --                      --                      --
John J. Brennan(1)                   --                    --                      --                      --
Barbara Barnes Hauptfuhrer         $806                 $ 125                 $15,000                 $65,000
Robert E. Cawthorn                 $806                 $ 104                 $13,000                 $65,000
Bruce K. MacLaury                  $873                 $ 122                 $12,000                 $60,000
Burton G. Malkiel                  $806                 $  83                 $15,000                 $65,000
Alfred M. Rankin, Jr.              $806                 $  66                 $15,000                 $65,000
John C. Sawhill                    $806                 $  78                 $15,000                 $65,000
James O. Welch, Jr.                $806                 $  96                 $15,000                 $65,000
J. Lawrence Wilson                 $806                 $  69                 $15,000                 $65,000



(1) As "Interested Directors," Messrs. Bogle and Brennan receive no compensation for their service as directors.


(2)The amounts reported in this column reflect the total compensation paid to each Director for their service as Director or Trustee of 34 Vanguard Funds (33 in the case of Mr. Malkiel; 27 in the case of Mr. MacLaury).


                          INVESTMENT ADVISORY SERVICES


     The Fund currently employs two investment advisers: Wellington Management Company, LLP ("WMC"), 75 State Street, Boston, MA 02109; and Granahan Investment Management, Inc. ("Granahan"), 275 Wyman Street, Waltham, MA 02154. Until February 28, 1990, when the Fund acquired the assets of Explorer II, WMC was sole investment adviser to the Fund (then known simply as Explorer Fund), and Granahan served as sole investment adviser to Explorer II, the acquired fund.

     The proportion of the net assets of the Fund managed by each adviser was established by the Board of Directors effective with the acquisition of Explorer II, and may be changed in the future by the Board of Directors as circumstances warrant. Investors will be advised of any substantive change in the proportions managed by each adviser. Because the Fund employs two advisers it is possible that the advisers would purchase or sell the same security at the same time. Such a situation might result in increased brokerage costs or adverse tax consequences to the Fund. The Board of Directors monitors portfolio activity in order to minimize any possible adverse consequences.


WELLINGTON MANAGEMENT COMPANY, LLP



     The Fund has entered into an advisory agreement with WMC under which WMC manages the investment and reinvestment of a portion of the Fund's assets (the "WMC Portfolio") and continuously reviews, supervises and administers the Fund's investment program with respect to those assets. As of October 31, 1996, WMC managed approximately 42% of the Fund's net assets. WMC discharges its responsibilities subject to the control of the Officers and Directors of the Fund.



     WMC is a professional investment counseling firm which globally provides investment services to investment companies, other institutions and individuals. WMC is a Massachusetts limited liability partnership of which the following persons are managing partners: Robert W. Doran, Duncan M. McFarland and John R. Ryan.



     WMC and its predecessor organizations have provided investment advisory services to investment companies since 1933 and to investment counseling clients since 1960.



     Kenneth L. Abrams, Senior Vice President of WMC, serves as portfolio manager of the assets of the Fund assigned to WMC. Mr. Abrams has been employed by WMC for eleven years and has served as portfolio manager of the Fund since 1994.


     The Fund pays WMC a Basic Fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the average month-end net assets of the WMC Portfolio for the quarter:

                                         NET ASSETS          RATE
                                 --------------------        -----
                              First $500 million             .250%
                              Next $250 million              .200%
                              Next $250 million              .150%
                              Assets in excess of $1
                                billion                      .100%


     The Basic Fee, as provided above, shall be increased or decreased by applying an incentive/penalty fee adjustment based on the investment performance of the WMC Portfolio relative to the investment performance of the Russell 2000 Small Company Stock Index (the "Index").


     The following table sets forth the adjustment factors to the base advisory fee payable by the Fund to WMC under this investment advisory agreement:

     CUMULATIVE 36-MONTH
PERFORMANCE VERSUS THE INDEX
-----------------------------     PERFORMANCE FEE
                                    ADJUSTMENT*
                                 ------------------
Less than -12%                    -0.50 X Basic Fee
Between -12% and -6%              -0.25 X Basic Fee
Between -6% and 6%                 0.00 X Basic Fee
Between 6% and 12%                +0.25 X Basic Fee
More than 12%                     +0.50 X Basic Fee

---------------
* For purposes of this calculation, the basic fee is calculated by applying the quarterly rate against average assets over the 36-month period.

     For the purpose of determining the fee adjustment for investment performance, as described above, the net assets of the WMC Portfolio shall be averaged over the same period as the investment performance of the WMC Portfolio and the investment record of the Index are computed.

     Under the rules of the Securities and Exchange Commission, the new incentive/penalty fee will not be fully operable until the quarter ending July 31, 1999. Until that date, a "blended" fee rate consisting of varying percentages of (i) the performance adjustment based on the schedule set forth above (the "new rate"), and (ii) the performance adjustment based on the schedule set forth in the Fund's previous investment advisory agreement with WMC(1) (the "previous rate") shall be used as follows:

     1. QUARTER ENDING OCTOBER 31, 1996. The incentive/penalty fee shall be calculated as the sum of 8.3% (e.g., one of 12 quarters) of the fee payable under the new rate plus 91.7% (e.g., 11 of 12 quarters) of the fee payable under the previous rate.

     2. QUARTER ENDING JANUARY 31, 1997. The incentive/penalty fee shall be calculated as the sum of 16.7% of the fee payable under the new rate plus 83.3% of the fee payable under the previous rate.

     3. QUARTER ENDING APRIL 30, 1997. The incentive/penalty fee shall be calculated as the sum of 25% of the fee payable under the new rate plus 75% of the fee payable under the previous rate.

     4. QUARTER ENDING JULY 31, 1997. The incentive/penalty fee shall be calculated as the sum of 33% of the fee payable under the new rate plus 67% of the fee payable under the previous rate.

     5. QUARTER ENDING OCTOBER 31, 1997. The incentive/penalty fee shall be calculated as the sum of 41.6% of the fee payable under the new rate plus 58.4% of the fee payable under the previous rate.

     6. QUARTER ENDING JANUARY 31, 1998. The incentive/penalty fee shall be calculated as the sum of 50% of the fee payable under the new rate plus 50% of the fee payable under the previous rate.

     7. QUARTER ENDING APRIL 30, 1998. The incentive/penalty fee shall be calculated as the sum of 58.4% of the fee payable under the new rate plus 41.6% of the fee payable under the previous rate.

     8. QUARTER ENDING JULY 31, 1998. The incentive/penalty fee shall be calculated as the sum of 67% of the fee payable under the new rate plus 33% of the fee payable under the previous rate.

     9. QUARTER ENDING OCTOBER 31, 1998. The incentive/penalty fee shall be calculated as the sum of 75% of the fee payable under the new rate plus 25% of the fee payable under the previous rate.

     10. QUARTER ENDING JANUARY 31, 1999. The incentive/penalty fee shall be calculated as the sum of 83.3% of the fee payable under the new rate plus 16.7% of the fee payable under the previous rate.

     11. QUARTER ENDING APRIL 30, 1999. The incentive/penalty fee shall be calculated as the sum of 91.7% of the fee payable under the new rate plus 8.3% of the fee payable under the previous rate.

     12. QUARTER ENDING JULY 31, 1999.  New rate fully operable.

     The investment performance of the WMC Portfolio for any period, expressed as a percentage of the "WMC Portfolio unit value" at the beginning of such period, is the sum of: (i) the change in the WMC Portfolio unit value during such period; (ii) the unit value of the Fund's cash distributions from the WMC Portfolio net investment income and realized net capital gains (whether long-term or short-term) having an ex-dividend date occurring within such period; and (iii) the unit value of capital gains taxes paid or accrued during such period by the Fund for undistributed realized long-term capital gains realized from the WMC Portfolio.

---------------


1The previous incentive/penalty fee structure provided that the Basic Fee be increased or decreased by an amount equal to .0375% per annum (.009375 of 1% per quarter) of the average month-end assets if the Fund's investment performance for the 36 months preceding the end of the quarter was between 6 and 12 percentage points above or below, respectively, the investment record of the Russell 2000 Small Company Stock Index and .075% per annum (.01875 of 1% per quarter) of the average month-end assets of the Fund if the Fund's investment performance for the 36 months preceding the end of the quarter was twelve percentage points or more above or below, respectively, the investment record of the Russell 2000 Small Stock Index.

     The "WMC Portfolio unit value" is determined by dividing the total net assets of the WMC Portfolio by a given number of units. On the initial date of the agreement, the number of units in the WMC Portfolio will equal the total shares outstanding of the Fund. After such initial date, as assets are added to or are withdrawn from the WMC Portfolio, the number of units of the WMC Portfolio is adjusted based on the unit value of the WMC Portfolio on the day such changes are executed.

     The investment record of the Russell 2000 for any period, expressed as a percentage of the Russell 2000 at the beginning of such period, is the sum of
(i) the change in the level of the Russell 2000 during such period and (ii) the value, computed consistently with the Russell 2000, of cash distributions having an ex-dividend date occurring within such period made by companies whose securities comprise the Russell 2000. For this purpose cash distributions on the securities which comprise the Russell 2000 shall be treated as reinvested in the Russell 2000 at least as frequently as the end of each calendar quarter following the payment of the dividend.

     For the purposes of determining the fee adjustment for investment performance, the net assets of the WMC Portfolio are averaged over the same period as the investment performance of the WMC Portfolio and the investment record of the Russell 2000 are computed.

     Any computation of the investment performance of the WMC Portfolio and the investment record of the Russell 2000 shall be subject to and in accordance with any then applicable rules of the Securities and Exchange Commission.


     During the fiscal years ended October 31, 1994, 1995, and 1996, the Fund paid WMC approximately the following advisory fees:



                                                     1994         1995         1996
                                                  ----------   ----------   ----------
            Basic Fee...........................  $1,362,455   $1,698,254   $1,922,594
            Increase (Decrease) for Performance
              Adjustment........................     (61,905)     (44,661)       6,708
                                                  ----------   ----------   ----------
                 Total..........................  $1,300,550   $1,653,593   $1,929,302
                                                  ==========   ==========   ==========


     These fees were paid under a previous fee schedule that provided for a higher rate of fees.

     The agreement with WMC continues until July 31, 1998. The agreement is renewable thereafter, for successive one year periods, only if each renewal is specifically approved by a vote of the Fund's Board of Directors, including the affirmative votes of a majority of the Directors who are not parties to the contract or "interested persons" (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of considering such approval. In addition, the question of continuance of the agreement may be presented to the shareholders of the Fund; in such event continuance shall be effected only if approved by the affirmative vote of a majority of the outstanding voting securities of the Fund. The agreement is automatically terminated if assigned, and may be terminated without penalty at any time (1) either by vote of the Board of Directors of the Fund or by vote of its outstanding voting securities on sixty (60) days' written notice to WMC, or
(2) by WMC upon ninety (90) days' written notice to the Fund.

GRANAHAN INVESTMENT MANAGEMENT, INC.


     On February 28, 1990, effective with the acquisition of the assets of Explorer II, the Fund retained Granahan Investment Management, Inc. ("Granahan") as a second investment adviser. Under its advisory agreement with the Fund, Granahan manages the investment and reinvestment of a portion of the Fund's assets (the "Granahan Portfolio") and continuously reviews, supervises and administers the Fund's investment program with respect to those assets. As of October 31, 1996, Granahan managed approximately 53% of the Fund's net assets. Granahan discharges its responsibilities subject to the control of the Officers and Directors of the Fund.



     Granahan Investment Management, Inc., is an investment advisory firm specializing in small company stock investments. Mr. John Granahan is the President and major stockholder of Granahan Investment Management, Inc.

     The Fund pays Granahan a Basic Fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the average month-end net assets of the Granahan Portfolio for the quarter:

                                         NET ASSETS          RATE
                                 --------------------        -----
                              First $500 million             .300%
                              Next $250 million              .200%
                              Next $250 million              .150%
                              Assets in excess of $1
                                billion                      .100%

     The Basic Fee paid to Granahan may be increased or decreased by applying an adjustment formula based on the investment performance of the net assets of the Granahan Portfolio. Such formula provides for an increase or decrease in Granahan's Basic Fee in an amount equal to .075% per annum (.01875 of 1% per quarter) of the average month-end net assets of the Granahan Portfolio if the investment performance of the Granahan Portfolio for the thirty-six months preceding the end of the quarter is twelve percentage points or more above or below, respectively, the investment record of the Russell 2000 Stock Index (the "Russell 2000") for the same period; or by an amount equal to .0375% per annum (.009375 of 1% per quarter) if the investment performance of the Granahan Portfolio for such thirty-six months is six or more but less than twelve percentage points above or below, respectively, the investment record of the Russell 2000 for the same period. The incentive portion of the fee may be earned even if the performance of the Granahan Portfolio for the period is negative provided that the Portfolio's performance exceeds the Russell 2000 by the required percentage.

     The investment performance of the Granahan Portfolio for any period, expressed as a percentage of the "Granahan Portfolio unit value" at the beginning of such period, is the sum of: (i) the change in the Granahan Portfolio unit value during such period; (ii) the unit value of the Fund's cash distributions from the Granahan Portfolio net investment income and realized net capital gains (whether long-term or short-term) having an ex-dividend date occurring within such period; and (iii) the unit value of capital gains taxes paid or accrued during such period by the Fund for undistributed realized long-term capital gains realized from the Granahan Portfolio.

     The "Granahan Portfolio unit value" is determined by dividing the total net assets of the Granahan Portfolio by a given number of units. On the initial date of the agreement, the number of units in the Granahan Portfolio equalled the total shares outstanding of the Fund. After such initial date, as assets are added to or are withdrawn from the Granahan Portfolio, the number of units of the Granahan Portfolio is adjusted based on the unit value of the Granahan Portfolio on the day such changes are executed.

     The investment record of the Russell 2000 for any period, expressed as a percentage of the Russell 2000 at the beginning of such period, is the sum of
(i) the change in the level of the Russell 2000 during such period and (ii) the value, computed consistently with the Russell 2000, of cash distributions having an ex-dividend date occurring within such period made by companies whose securities comprise the Russell 2000. For this purpose cash distributions on the securities which comprise the Russell 2000 shall be treated as reinvested in the Russell 2000 at least as frequently as the end of each calendar quarter following the payment of the dividend.

     For the purposes of determining the fee adjustment for investment performance, the net assets of the Granahan Portfolio are averaged over the same period as the investment performance of the Granahan Portfolio and the investment record of the Russell 2000 are computed.

     Any computation of the investment performance of the Granahan Portfolio and the investment record of the Russell 2000 shall be subject to and in accordance with any then applicable rules of the Securities and Exchange Commission.

     During the fiscal years ended October 31, 1994, 1995 and 1996, the Fund paid Granahan approximately the following advisory fees:



                                                 1994           1995           1996
                                              ----------     ----------     ----------
            Basic Fee.......................  $1,397,812     $1,799,069     $2,389,787
            Increase (Decrease) for
              Performance Adjustment........      40,525         69,595        386,752
                                              ----------     ----------     ----------
                 Total......................  $1,438,337     $1,868,664     $2,776,539
                                              ==========     ==========     ==========


     These fees were paid under a previous fee schedule that provided for a higher rate of fees.


     The agreement with Granahan continues until July 31, 1998 and will be renewable thereafter for successive one year periods, only if each renewal is specifically approved by a vote of the Fund's Board of Directors, including the affirmative votes of a majority of the Directors who are not parties to the contract or "interested persons" (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of considering such approval. In addition, the question of continuance of the agreement may be presented to the shareholders of the Fund; in such event, such continuance shall be effected only if approved by the affirmative vote of a majority of the outstanding voting securities of the Fund. The agreement is automatically terminated if assigned, and may be terminated without penalty at any time (1) either by vote of the Board of Directors of the Fund or by vote of its outstanding voting securities on 60 days' written notice to Granahan, or (2) by Granahan upon 90 days' written notice to the fund.



     In April 1972, the Securities and Exchange Commission ("SEC") issued Release No. 7113 under the Investment Company Act of 1940 to call attention of directors and investment advisers to certain factors which must be considered in connection with investment company incentive fee arrangements. One of these factors is to "avoid basing significant fee adjustments upon random or insignificant differences" between the investment performance of a fund and that of the particular index with which it is being compared. The Release provides that "preliminary studies (of the SEC staff) indicate that as a 'rule of thumb' the performance difference should be at least P10 percentage points" annually before the maximum performance adjustment may be made. However, the Release also states that "because of the preliminary nature of these studies, the Commission is not recommending, at this time, that any particular performance difference exist before the maximum fee adjustment may be made." The Release concludes that the directors of a fund should satisfy themselves that the maximum performance adjustment will be made only for performance differences that can reasonably be considered "significant." The Board of Directors of Vanguard Explorer Fund has fully considered the SEC Release and believes that the performance adjustments as included in the above mentioned agreements are appropriate, although not within the P10 percentage point per year range suggested in the Release. Under the proposed investment advisory agreement between Vanguard Explorer Fund and Granahan, and Vanguard Explorer Fund and WMC, the maximum performance adjustment is made at a difference of P12 percentage points from the performance of the index over a thirty-six month period, which would effectively be the equivalent of approximately P4 percentage points difference per year.


     The Fund's Board of Directors may, without the approval of shareholders, provide for:

          A. The employment of a new investment adviser pursuant to the terms of a new advisory agreement, either as a replacement for an existing adviser or as an additional adviser.

          B. A change in the terms of an advisory agreement.

          C. The continued employment of an existing adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the adviser.

     Any such change will only be made upon not less than 30 days' prior written notice to shareholders, which shall include the information concerning the adviser that would have normally been included in a proxy statement.

                             PORTFOLIO TRANSACTIONS

     The investment advisory agreements authorize WMC and Granahan (with the approval of the Fund's Board of Directors) to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund and direct the advisers to use their best efforts to obtain the best available price and most favorable execution as to all transactions for the Fund. WMC and Granahan have undertaken to execute each investment transaction at a price and commission which provides the most favorable total cost or proceeds reasonably obtainable under the circumstances.


     In placing portfolio transactions, WMC and Granahan will use their best judgment to choose the broker most capable of providing the brokerage services necessary to obtain best available price and most favorable execution. The full range and quality of brokerage services available will be considered in making these determinations. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the best available price and most favorable execution, consideration may be given to those brokers which supply investment research and statistical information and provide other services in addition to execution services to the Fund and/or WMC or Granahan. WMC and Granahan consider such information useful in the performance of their obligations under the agreements but are unable to determine the amount by which such services may reduce their expenses.


     The investment advisory agreements also incorporate the concepts of Section 28(e) of the Securities Exchange Act of 1934 by providing that, subject to the approval of the Fund's Board of Directors, WMC and Granahan may cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction; provided that such commission is deemed reasonable in terms of either that particular transaction or the overall responsibilities of WMC and Granahan to the Fund and the other Funds in the Group.

     Currently, it is the Fund's policy that WMC and Granahan may at times pay higher commissions in recognition of brokerage services felt necessary for the achievement of better execution of certain securities transactions that otherwise might not be available. The advisers will only pay such higher commissions if they believe this to be in the best interest of the Fund. Some brokers or dealers who may receive such higher commissions in recognition of brokerage services related to execution of securities transactions are also providers of research information to WMC, Granahan and/or the Fund.

     Since the Fund does not market its shares through intermediary brokers or dealers, it is not the Fund's practice to allocate brokerage or principal business on the basis of sales of its shares which may be through such firms. However, the Fund may place portfolio orders with qualified broker-dealers who recommend the Fund to other clients, or who act as agent in the purchase of the Fund's shares for their clients, and may, when a number of brokers and dealers can provide comparable best price and execution on a particular transaction, consider the sale of Fund shares by a broker or dealer in selecting among qualified broker-dealers.


     During the fiscal years ended October 31, 1994, 1995 and 1996, the Fund paid $1,627,910, $1,889,236 and $1,804,896 in brokerage commissions, respectively.


     Some securities considered for investment by the Fund may also be appropriate for other Funds and/or clients served by WMC or Granahan. If purchase or sale of securities consistent with the investment policies of the Fund and one or more of these other Funds or clients served by the advisers are considered at or about the same time, transactions in such securities will be allocated among the several Funds and clients in a manner deemed equitable by WMC or Granahan.

                       GENERAL INFORMATION ABOUT THE FUND

DESCRIPTION OF SHARES AND VOTING RIGHTS

     The Fund was established under Pennsylvania law under a Declaration of Trust dated April 17, 1984. The Fund was reorganized as a Maryland corporation on December 31, 1986. On February 28, 1990, the Fund acquired the assets of Explorer II, Inc., an investment company that was a member of The Vanguard Group and that had investment objectives and policies similar to those of the Fund. Also, on that date the Fund retained Granahan Investment Management Inc., investment adviser to Explorer II, as the Fund's second adviser and adopted its new name.

     The Fund's Amended and Restated Articles of Incorporation permit the Directors to issue 100,000,000 shares of common stock, with a $.001 par value. The Board of Directors has the power to designate one or more classes ("Portfolios") of shares of common stock and to classify or reclassify any unissued shares with respect to such Portfolios. Currently, the Fund is offering one class of shares.

     The shares of the Fund are fully paid and nonassessable, and have no preferences as to conversion, exchange, dividends, retirement or other features. The shares have no pre-emptive rights. Such shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund.

                              PERFORMANCE MEASURES


     Vanguard may use reprinted material discussing The Vanguard Group, Inc. or any of the member funds of The Vanguard Group of Investment Companies.


     The Fund may use one or more, either singularly or in a composite, of the following unmanaged indexes for comparative performance purposes:

STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX -- is a well-diversified list of 500 companies representing the U.S. Stock Market.


WILSHIRE 5000 EQUITY INDEX -- consists of more than 7,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.


WILSHIRE 4500 EQUITY INDEX -- consists of all stocks in the Wilshire 5000 except for the 500 stocks in the Standard & Poor's 500 Index.


MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX -- is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australasia and the Far East.



GOLDMAN SACHS 100 CONVERTIBLE BOND INDEX -- currently includes 71 bonds and 29 preferreds. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.


SALOMON BROTHERS GNMA INDEX -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

SALOMON BROTHERS HIGH-GRADE CORPORATE BOND INDEX -- consists of publicly issued, non-convertible corporate bonds rated Aa or Aaa. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

LEHMAN LONG-TERM TREASURY BOND -- is composed of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.


MERRILL LYNCH CORPORATE & GOVERNMENT BOND -- consists of over 4,500 U.S. Treasury, agency and investment grade corporate bonds.


LEHMAN CORPORATE (BAA) BOND INDEX -- all publicly offered fixed rate, nonconvertible domestic corporate bonds rated Baa by Moody's, with a maturity longer than 1 year and with more than $25 million outstanding. This index includes over 1,000 issues.

LEHMAN BROTHERS LONG-TERM CORPORATE BOND INDEX -- is a subset of the Lehman Corporate Bond Index covering all corporate, publicly issued, fixed-rate, nonconvertible U.S. debt issues rated at least Baa, with at least $50 million principal outstanding and maturity greater than 10 years.


BOND BUYER MUNICIPAL BOND INDEX -- is a yield index on current coupon high-grade general obligation municipal bonds.


STANDARD & POOR'S PREFERRED INDEX -- is a yield index based upon the average yield of four high-grade, noncallable preferred stock issues.

NASDAQ INDUSTRIAL INDEX -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

COMPOSITE INDEX -- 70% Standard & Poor's 500 Index and 30% NASDAQ Industrial Index.


COMPOSITE INDEX -- 65% Standard & Poor's 500 Index and 35% Lehman Long-Term Corporate AA or Better Bond Index.



COMPOSITE INDEX -- 65% Lehman Long-Term Corporate AA or Better Bond Index and a 35% weighting in a blended equity composite (75% Standard & Poor's/BARRA Value Index and 25% Standard & Poor's Utilities Index).



LEHMAN LONG-TERM CORPORATE AA OR BETTER BOND INDEX -- consists of all publicly issued, fixed rate, nonconvertible investment grade, dollar-denominated, SEC-registered corporate debt rated AA or AAA.



LEHMAN BROTHERS AGGREGATE BOND INDEX -- is a market-weighted index that contains individually priced U.S. Treasury, agency, corporate, and mortgage pass through securities corporate rated BBB- or better. The index has a market value of over $4 trillion.


LEHMAN BROTHERS MUTUAL FUND SHORT (1-5) GOVERNMENT/CORPORATE INDEX -- is a market-weighted index that contains individually priced U.S. Treasury, agency, and corporate investment grade bonds rated BBB- or better with maturities between 1 and 5 years. The index has a market value of over $1.3 trillion.

LEHMAN BROTHERS MUTUAL FUND INTERMEDIATE (5-10) GOVERNMENT/CORPORATE INDEX -- is a market-weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities between 5 and 10 years. The index has a market value of over $600 billion.

LEHMAN BROTHERS MUTUAL FUND LONG (10+) GOVERNMENT/CORPORATE INDEX -- is a market-weighted index that contains individually priced U.S. Treasury, agency and corporate securities rated BBB- or better with maturities greater than 10 years. The index has a market value of over $900 billion.

LIPPER SMALL COMPANY GROWTH FUND AVERAGE -- the average performance of small company growth funds as defined by Lipper Analytical Services, Inc. Lipper defines a small company growth fund as a fund that by prospectus or portfolio practice, limits its investments to companies on the basis of the size of the company. From time to time, Vanguard may advertise using the average performance and/or the average expense ratio of the small company growth funds. (This fund category was first established in 1982. For years prior to 1982, the results of the Lipper Small Company Growth category were estimated using the returns of the Funds that constituted the Group at its inception.)


RUSSELL 3000 INDEX -- consists of approximately the 3,000 largest stocks of U.S.-domiciled companies commonly traded on the New York and American Stock Exchanges or the NASDAQ over-the-counter market, accounting for over 90% of the market value of publicly traded stocks in the U.S.


RUSSELL 2000 STOCK INDEX -- consists of the smallest 2,000 stocks within the Russell 3000; a widely used benchmark for small capitalization common stocks.

LIPPER BALANCED FUND AVERAGE -- an industry benchmark of average balanced funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

LIPPER NON-GOVERNMENT MONEY MARKET FUND AVERAGE -- an industry benchmark of average non-government money market funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

LIPPER GOVERNMENT MONEY MARKET FUND AVERAGE -- an industry benchmark of average government money market funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

LIPPER GENERAL EQUITY FUND AVERAGE -- an industry benchmark of average general equity funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

LIPPER FIXED INCOME FUND AVERAGE -- an industry benchmark of average fixed income funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

                              FINANCIAL STATEMENTS


     The Fund's Financial Statements for the year ended October 31, 1996, including the financial highlights for each of the five fiscal years in the period ended October 31, 1996, appearing in the Vanguard Explorer Fund 1996 Annual Report to Shareholders, and the report thereon of Price Waterhouse LLP, independent accountants, also appearing therein, are incorporated by reference in this Statement of Additional Information. The Fund's 1996 Annual Report to Shareholders is enclosed with this Statement of Additional Information.

                                     PART C
                          VANGUARD EXPLORER FUND, INC.
                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS
     (A) FINANCIAL STATEMENTS


     The Registrant's audited financial statements for the year ended October 31, 1996, including Price Waterhouse LLP's report thereon, are incorporated by reference, in the Statement of Additional Information, from the Registrant's 1996 Annual Report. The financial statements included in the Annual Report are the:



      1. Statement of Net Assets as of October 31, 1996.


      2. Statement of Operations for the year ended October 31, 1996.


      3. Statement of Changes in Net Assets for the years ended October 31, 1995 and October 31, 1996.


      4. Financial Highlights for each of the five years in the period ended October 31, 1996.

      5. Notes to Financial Statements.
      6. Report of Independent Accountants.

     (B) EXHIBITS

      1. Articles of Incorporation
      2. By-Laws of Registrant
      3. Not Applicable
      4. Not Applicable
      5. Not Applicable
      6. Not Applicable
      7. Reference is made to the section entitled "Management of the Fund" in the Registrant's Statement of Additional Information
      8. Form of Custody Agreement
      9. Form of Vanguard Service Agreement
     10. Opinion of Counsel
     11. Consent of Independent Accountants*
     12. Financial Statements -- reference is made to (a) above
     13. Not Applicable
     14. Not Applicable
     15. Not Applicable
     16. Schedule for Computation of Performance Quotations*
     27. Financial Data Schedule*
---------------
* Filed herewith

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT


     Registrant is not controlled by or under common control with any person. The Officers of the Registrant, the investment companies in The Vanguard Group of Investment Companies and The Vanguard Group, Inc. are identical. Reference is made to the caption "Management of the Fund" in the Prospectus constituting Part A and in the Statement of Additional Information constituting Part B of this Registration Statement.


ITEM 26. NUMBER OF HOLDERS OF SECURITIES


                                                                 NUMBER OF RECORD HOLDERS
                               TITLE OF CLASS                      ON OCTOBER 31, 1996
            -----------------------------------------------------------------------------
            Shares of Common Stock
              ($.001 par value)
              of Vanguard Explorer Fund, Inc.                            160,315

ITEM 27. INDEMNIFICATION

     Reference is made to Article TENTH of Registrant's Articles of Incorporation which are attached hereto as Exhibit I.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     Reference is made to the caption "Investment Adviser" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory Services" in Part B of this Registration Statement.


     Wellington Management Company, LLP ("Wellington Management") is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The list required by this Item 28 of officers and partners of Wellington Management, together with any information as to any business profession, vocation or employment of substantial nature engaged in by such officers and partners during the past two years, is incorporated herein by reference to Schedules A and D of Form ADV filed by Wellington Management pursuant to the Advisers Act (SEC File No. 801-159089).



     Mr. John Granahan is the President and sole stockholder of Granahan Investment Management, Inc., 303 Wyman Street, Waltham, Massachusetts 02154, the Registrant's investment adviser.


ITEM 29. PRINCIPAL UNDERWRITERS


     Registrant has no principal underwriter. Vanguard Marketing Corporation, a wholly-owned subsidiary of The Vanguard Group, Inc., serves as Sales Agent for the offering of Registrant's shares in certain states. See the information concerning the purchase of shares and The Vanguard Group set forth in Parts A and B of this Registration Statement.


ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

     The books, accounts and other documents required by Section 31(a) under the Investment Company Act and the rules promulgated thereunder will be maintained in the physical possession of Registrant; Registrant's Transfer Agent, The Vanguard Group, Inc. c/o The Vanguard Financial Center, Valley Forge, Pennsylvania 19482; and the Registrant's Custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.

ITEM 31. MANAGEMENT SERVICES


     Other than as set forth under the description of The Vanguard Group in Parts A and B of this Registration Statement, Registrant is not a party to any management-related service contract.


ITEM 32. UNDERTAKINGS

     Annual meetings of shareholders will not be held except as required by the Investment Company Act of 1940 ("1940 Act") or other applicable law. Registrant hereby undertakes to comply with the provisions of Section 16(c) of the 1940 Act in regard to shareholders' rights to call a meeting of shareholders for the purpose of voting on the removal of directors and to assist in shareholder communications in such matters to the extent required by law.

     Registrant hereby undertakes to provide an Annual Report to Shareholders or prospective investors, free of charge, upon request.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Town of Valley Forge and the Commonwealth of Pennsylvania, on the 14th day of February, 1997.


VANGUARD EXPLORER FUND, INC.

BY: (Raymond J. Klapinsky)

    John J. Brennan*, President and Chief Executive Officer


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

BY: (Raymond J. Klapinsky)
    John C. Bogle*, Chairman of the Board and Director

    February 14, 1997


BY: (Raymond J. Klapinsky)
    John J. Brennan*, President, Chief Executive Officer, and Director

    February 14, 1997


BY: (Raymond J. Klapinsky)
    Robert E. Cawthorn*, Director

    February 14, 1997


BY: (Raymond J. Klapinsky)
    Barbara B. Hauptfuhrer*, Director

    February 14, 1997


BY: (Raymond J. Klapinsky)
    Burton G. Malkiel*, Director

    February 14, 1997


BY: (Raymond J. Klapinsky)
    Bruce K. MacLaury*, Director

    February 14, 1997


BY: (Raymond J. Klapinsky)
    Alfred M. Rankin, Jr.*, Director

    February 14, 1997


BY: (Raymond J. Klapinsky)
    John C. Sawhill*, Director

    February 14, 1997


BY: (Raymond J. Klapinsky)
    James O. Welch, Jr.*, Director

    February 14, 1997


BY: (Raymond J. Klapinsky)
    J. Lawrence Wilson*, Director

    February 14, 1997


BY: (Raymond J. Klapinsky)
    Richard F. Hyland*, Treasurer and Principal
    Financial and Accounting Officer

    February 14, 1997


*By Power of Attorney. See 1933 Act File No. 2-14336, January 23, 1990. Incorporated by Reference.

                               INDEX TO EXHIBITS

Consent of Independent Accountants...................................................  EX-99.B11
Schedule for Computation of Performance Quotations...................................  EX-99.B16
Financial Data Schedule..............................................................  EX-27